                                                                  Exhibit 10.4.5


                                 EXECUTION COPY





                           SERIES 1999-One SUPPLEMENT

                          Dated as of January 12, 1999

                                       to

                         POOLING AND SERVICING AGREEMENT

                           Dated as of August 29, 1997

                                  $125,000,000
--------------------------------------------------------------------------------



                      COMPUCREDIT CREDIT CARD MASTER TRUST

                                 SERIES 1999-One
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                      among

                            COMPUCREDIT FUNDING CORP.

                                   Transferor

                             COMPUCREDIT CORPORATION

                                    Servicer

                                       and

                              Bankers Trust Company

                                     Trustee

               on behalf of the Series 1999-One Certificateholders

                                TABLE OF CONTENTS

         PAGE


ARTICLE I             CREATION OF THE SERIES 1999-ONE CERTIFICATES                                               1

         Section 1.01.        Designation........................................................................1

ARTICLE II            Definitions................................................................................2

         Section 2.01.        Definitions........................................................................2

         Section 3.01.        Servicing Compensation; Interchange...............................................14

ARTICLE IV            Rights of Series 1999-One Certificateholders and Allocation and Application of
                      Collections...............................................................................15

         Section 4.01.        Collections and Allocations.......................................................15

         Section 4.02.        Determination of Monthly Interest.................................................19

         Section 4.03.        Suspension of the Revolving Period; Limited Amortization Period and
                              Optional Amortization.............................................................19

         Section 4.04.        Required Amount...................................................................20

         Section 4.05.        Application of Available Funds and Available Principal Collections................20

         Section 4.06.        Defaulted Amounts; Investor Charge-Offs...........................................23

         Section 4.07.        Excess Spread; Excess Finance Charge Collections..................................24

         Section 4.08.        Reallocated Principal Collections.................................................24

         Section 4.09.        Excess Finance Charge Collections.................................................24

         Section 4.10.        Reallocated Investor Finance Charge Collections...................................25

         Section 4.11.        Shared Principal Collections......................................................26

         Section 4.12.        Spread Account....................................................................26

         Section 4.13.        Invested Amount Increases.........................................................28

ARTICLE V             Distributions and Reports to Series 1999-One Certificateholders...........................29

         Section 5.01.        Distributions.....................................................................29

         Section 5.02.        Reports and Statements to Series 1999-One Certificateholders......................30

ARTICLE VI            Pay Out Events............................................................................30

         Section 6.01.        Pay Out Events....................................................................30

ARTICLE VII           Optional Repurchase; Series Termination...................................................32

         Section 7.01.        Optional Repurchase...............................................................32

         Section 7.02.        Series Termination................................................................32

ARTICLE VIII          Final Distributions.......................................................................33


         Section 8.01.        Sale of Receivables or Certificateholders' Interest pursuant to Section
                              2.06 or 10.01 of the Agreement and Section 7.01 or 7.02 of this
                              Supplement........................................................................33

         Section 8.02.        Distribution of Proceeds of Sale, Disposition or Liquidation of the
                              Receivables pursuant to Section 9.01 of the Agreement.............................34

ARTICLE IX            Miscellaneous Provisions..................................................................35

         Section 9.01.        Ratification of Agreement.........................................................35

         Section 9.02.        Counterparts......................................................................35

         Section 9.03.        Governing Law.....................................................................35

         Section 9.04.        Tax Matters.......................................................................35

         Section 9.05.        Additional Provisions Regarding Agreement.........................................39

         Section 9.06.        Additional Provisions Regarding the Servicer......................................40

         Section 9.07.        Notices...........................................................................41

         Section 9.08.        Miscellaneous.....................................................................41



EXHIBITS
--------

Exhibit A.        Form of Class A Certificate

Exhibit B.        Form of Class B Certificate

Exhibit C-1       Form of Monthly Servicer's Statement

Exhibit C-2       Form of Release Report

Exhibit D.        Form of Class B Increase Notice

Exhibit E.        Form of Investment Letter

                  SERIES 1999-One SUPPLEMENT, dated as of January 12, 1999 (the "Supplement"), among COMPUCREDIT FUNDING CORP., a Nevada corporation, as Transferor, COMPUCREDIT CORPORATION, a Georgia corporation, as Servicer, and Bankers Trust Company, a New York banking corporation, not in its individual capacity, but solely as Trustee.

                  Pursuant to the Pooling and Servicing Agreement dated as of August 29, 1997 (as amended and supplemented, the "Agreement"), among the Transferor, the Servicer and the Trustee, the Transferor has created the CompuCredit Credit Card Master Trust (the "Trust"). Section 6.03 of the Agreement provides that the Transferor may from time to time direct the Trustee to authenticate one or more new Series of Investor Certificates representing fractional undivided interests in the Trust. The Principal Terms of any new Series are to be set forth in a Supplement to the Agreement.

                  Pursuant to this Supplement, the Transferor and the Trustee shall create a new Series of Investor Certificates and specify the Principal Terms thereof.

                                  ARTICLE I

                  CREATION OF THE SERIES 1999-ONE CERTIFICATES
SECTION 1.01  DESIGNATION.

     (a) There is hereby created a Series of Investor Certificates to be issued pursuant to the Agreement and this Supplement to be known as "CompuCredit Credit Card Master Trust, Series 1999-One." The Series 1999-One Certificates shall be issued in two Classes, the first of which shall be known as the "Class A Series 1999-One Floating Rate Variable Funding Certificates" and the second of which shall be known as the "Class B Series 1999-One Floating Rate Variable Funding Certificates."

     (b) Series 1999-One shall be included in Group II and shall be a Principal Sharing Series. Series 1999-One shall be an Excess Allocation Series. Series 1999-One shall not be subordinated to any other Series. Notwithstanding any provision in the Agreement or in this Supplement to the contrary, the first Distribution Date with respect to Series 1999-One shall be the Distribution Date related to the Monthly Period which follows the Monthly Period during which a Class A Invested Amount Increase occurs.

     (c) The opinions described in clauses (c) and (d) of the definition of Tax Opinion in Section 1.01 of the Agreement shall not be applicable to the Series 1999-One Certificates.

                                   ARTICLE II

                                  DEFINITIONS
SECTION 2.01  DEFINITIONS.

     (a) Whenever used in this Supplement, the following words and phrases shall have the following meanings, and the definitions of such terms are applicable to the singular as well as the plural forms of such terms and the masculine as well as the feminine and neuter genders of such terms.

                  "ADMINISTRATIVE AGENT" shall mean First Union Capital Markets, a Division of Wheat First Securities, Inc., or any successor designated as the Deal Agent in the Certificate Purchase Agreement.

                  "AGGREGATE SUBORDINATION PERCENTAGE" shall mean, for any date of determination, the greater of (i) *[material omitted] or (ii) the percentage equivalent of, (a) a fraction the numerator of which is 1 and the denominator of which is 1 minus the product of *[material omitted] and the three month average Net Default Percentage, minus (b) 1.


                  "AMORTIZATION PERIOD" shall mean, with respect to Series 1999-One, the Controlled Amortization Period or the Early Amortization Period (or both), as the context requires and, for purposes of Shared Principal Collections, the Limited Amortization Period and an Optional Amortization Date, if so designated by the Transferor.

                  "AVAILABLE FUNDS" shall mean, with respect to any Monthly Period, an amount equal to the sum of (a) the Reallocated Investor Finance Charge Collections and (b) the amount of funds, if any, to be withdrawn from the Spread Account which, pursuant to subsection 4.12(c), are required to be included in Available Funds with respect to such Distribution Date.

                  "AVAILABLE PRINCIPAL COLLECTIONS" shall mean, with respect to any Monthly Period, an amount equal to the sum of (a) (i) an amount equal to the Fixed/Floating Allocation Percentage of Series 1999-One Allocable Principal Collections received during such Monthly Period MINUS (ii) the amount of Reallocated Principal Collections with respect to such Monthly Period which pursuant to Section 4.08 are required to fund the Class A Required Amount for the related Distribution Date, (b) any Shared Principal Collections with respect to other Series that are allocated to Series 1999-One in accordance with Section
4.04 of the Agreement and Section 4.11 hereof, (c) any other amounts which pursuant to Section 4.05 or 4.07 hereof are to be treated as Available Principal Collections with respect to the related Distribution Date.

                  "AVAILABLE SPREAD ACCOUNT AMOUNT" shall mean, with respect to any Distribution Date, the lesser of (a) the amount on deposit in the Spread Account on such date (before giving effect to any deposit to be made to the Spread Account on such date) and (b) the Required Spread Account Amount.

                  "AVERAGE INVESTED AMOUNT" shall mean, for any period, the sum of the Invested Amounts for each day in such period divided by the number of days in such period.

--------------
* Deleted per the Registrant's request for confidential treatment and filed separately with the Commission pursuant to Rule 406 under the Securities Act of 1933.

                  "BASE RATE" shall mean, with respect to any Monthly Period, the annualized percentage equivalent of a fraction, the numerator of which is equal to the sum of the Class A Monthly Interest and the Monthly Servicing Fee, if any, with respect to the related Distribution Date and the denominator of which is the Class A Average Invested Amount as of the last day of the preceding Monthly Period.

                  "CERTIFICATE ASSIGNMENT" shall have the meaning specified in
Section 9.04(e).

                  "CERTIFICATE PURCHASE AGREEMENT" shall mean the Certificate Purchase Agreement dated as of January 12, 1999 by and among the Transferor, the Servicer, the investors named therein, the Administrative Agent, First Union National Bank, as the liquidity agent, and Variable Funding Capital Corporation, and all amendments thereto.

                  "CLASS A AVERAGE INVESTED AMOUNT" shall mean, for any period, the sum of the Class A Invested Amounts for each day in such period divided by the number of days in such period.

                  "CLASS A CERTIFICATE RATE" shall have the meaning specified in the Certificate Purchase Agreement.

                  "CLASS A CERTIFICATEHOLDER" shall mean the Person in whose name a Class A Certificate is registered in the Certificate Register.

                  "CLASS A CERTIFICATES" shall mean any one of the Certificates executed by the Transferor and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit A.

                  "CLASS A FLOATING PERCENTAGE" shall mean, with respect to any Monthly Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is equal to the Class A Invested Amount as of the close of business on the last day of the preceding Monthly Period and the denominator of which is equal to the Invested Amount as of such day; PROVIDED, HOWEVER, that with respect to the first Monthly Period, the Class A Floating Percentage shall mean the percentage equivalent of a fraction, the numerator of which is the Class A Initial Invested Amount and the denominator of which is the Initial Invested Amount; PROVIDED FURTHER, HOWEVER, that with respect to any Monthly Period in which one or more Reset Dates occur with respect to an Invested Amount Increase or an Optional Amortization Date, the Class A Floating Percentage shall be recalculated as provided above but as of such Reset Date for the period from and after the date on which any such Reset Date occurs to but excluding the date (if any) that another such Reset Date occurs or, if no other Reset Date occurs during such Monthly Period, to and including the last day of such Monthly Period.

                  "CLASS A INITIAL INVESTED AMOUNT" shall mean $0.

                  "CLASS A INVESTED AMOUNT" shall mean, on any date of determination, an amount equal to (a) the Class A Initial Invested Amount, PLUS
(b) the aggregate principal amount of Class A Invested Amount Increases pursuant to Section 4.13 on or prior to such date, MINUS (c) the aggregate amount of principal payments made to the Class A Certificateholders on or prior to such date, MINUS (d) the excess, if any, of the aggregate amount of Class A Investor Charge-Offs for all prior Distribution Dates OVER Class A Investor Charge-Offs reimbursed pursuant to subsections 4.05(a)(vii) and 4.07(a) prior to such date.

                  "CLASS A INVESTED AMOUNT INCREASE" shall have the meaning specified in subsection 4.13(a).

                  "CLASS A INVESTOR CHARGE-OFFS" shall have the meaning specified in subsection 4.06(a).

                  "CLASS A INVESTOR DEFAULT AMOUNT" shall mean, with respect to each Monthly Period, an amount equal to the product of (i) the Investor Default Amount for the related Monthly Period and (ii) the Class A Floating Percentage for such Monthly Period.

                  "CLASS A MONTHLY INTEREST" shall have the meaning specified in subsection 4.02(a).

                  "CLASS A PRINCIPAL PERCENTAGE" shall mean, with respect to any Monthly Period (i) during the Revolving Period, the Class A Floating Percentage and (ii) during the Amortization Period or the Limited Amortization Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the Class A Invested Amount as of the end of the Revolving Period or suspension thereof, as the case may be, and the denominator of which is the Invested Amount as of the end of the Revolving Period or suspension thereof, as the case may be.

                  "CLASS A REQUIRED AMOUNT" shall have the meaning specified in
Section 4.04.

                  "CLASS B AVERAGE INVESTED AMOUNT" shall mean, for any period, the sum of the Class B Invested Amounts for each day in such period divided by the number of days in such period.

                  "CLASS B CERTIFICATE RATE" shall mean, for any Interest Period with respect to the Class B Certificates, a per annum rate of 0%, provided, however, that upon notice to the Trustee and the Servicer, the Class B Certificate Rate shall equal such other rate as shall be agreed upon by the Transferor and the Class B Certificateholder, from time to time.

                  "CLASS B CERTIFICATEHOLDER" shall mean the Person in whose name a Class B Certificate is registered in the Certificate Register.

                  "CLASS B CERTIFICATES" shall mean any one of the Certificates executed by the Transferor and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit B.

                  "CLASS B FLOATING PERCENTAGE" shall mean, with respect to any Monthly Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is equal to the Class B Invested Amount as of the close of business on the last day of the preceding Monthly Period and the denominator of which is equal to the Invested Amount as of the close of business on such day; PROVIDED, however, that with respect to the first Monthly Period, the Class B Floating Percentage shall mean the percentage equivalent of a fraction, the numerator of which is the Class B Initial Invested Amount and the denominator of which is the Initial Invested Amount; PROVIDED FURTHER, HOWEVER, that with respect to any Monthly Period in which one or more Reset Dates occur with respect to an Invested Amount Increase or an Optional Amortization Date, the Class B Floating Percentage shall be recalculated as provided above but as of such Reset Date for the period from and after the date on which any such Reset Date occurs to but excluding the date (if any) that another such Reset Date occurs or, if no other Reset Date occurs during such Monthly Period, to and including the last day of such Monthly Period.

                  "CLASS B INITIAL INVESTED AMOUNT" shall mean $0.

                  "CLASS B INVESTED AMOUNT" shall mean, on any date of determination, an amount equal to (a) the Class B Initial Invested Amount, PLUS
(b) the aggregate principal amount of Class B Invested Amount Increases pursuant to Section 4.13 on or prior to such date, MINUS (c) the aggregate amount of principal payments made to the Class B Certificateholders prior to such date, MINUS (d) the aggregate amount of Class B Investor Charge-Offs for all prior Distribution Dates, MINUS (e) the amount of Reallocated Principal Collections allocated on all prior Distribution Dates pursuant to Section 4.08 MINUS (f) an amount equal to the amount by which the Class B Invested Amount has been reduced on all prior Distribution Dates pursuant to subsection 4.06(a), PLUS (g) the amount of Available Funds allocated and available on all prior Distribution Dates pursuant to subsection 4.05(a)(xii) for the purpose of reimbursing amounts deducted pursuant to the foregoing clauses (d), (e) and (f); and PLUS (h) the amount of Excess Spread and Excess Finance Charge Collections allocated and available on all prior Distribution Dates pursuant to subsection 4.07(a) for the purpose of reimbursing amounts deducted pursuant to the foregoing clauses (d),
(e) and (f); PROVIDED, HOWEVER, that the Class B Invested Amount may not be reduced below zero.

                  "CLASS B INVESTED AMOUNT INCREASE" shall have the meaning specified in subsection 4.13(b).

                  "CLASS B INVESTOR CHARGE-OFFS" shall have the meaning specified in subsection 4.06(b).

                  "CLASS B INVESTOR DEFAULT AMOUNT" shall mean, with respect to each Monthly Period, an amount equal to the product of (i) the Investor Default Amount for the related Monthly Period and (ii) the Class B Floating Percentage for such Monthly Period.

                  "CLASS B MONTHLY INTEREST" shall have the meaning specified in subsection 4.02(b).

                  "CLASS B PRINCIPAL PERCENTAGE" shall mean, with respect to any Monthly Period, (i) during the Revolving Period, the Class B Floating Percentage and (ii) during the Amortization Period or the Limited Amortization Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the Class B Invested Amount as of the end of the Revolving Period or the suspension thereof, as the case may be, and the denominator of which is the Invested Amount as of the end of the Revolving Period or the suspension thereof, as the case may be.

                  "CLOSING DATE" shall mean January 12, 1999.

                  "COMMITMENT TERMINATION DATE" shall mean January 11, 2000, or such later date as agreed to by the Administrative Agent and the Transferor.

                  "CONTROLLED AMORTIZATION PERIOD" shall mean, unless a Pay Out Event with respect to Series 1999-One shall have occurred prior thereto, the period commencing on the Termination Date (as defined in the Certificate Purchase Agreement, excluding clause (v) thereof) and ending upon the first to occur of (x) the commencement of the Early Amortization Period, (y) the payment in full to Class A Certificateholders and the Class B Certificateholders of the Class A Invested Amount and the Class B Invested Amount, respectively, and (z) the Series 1999-One Termination Date.

                  "DELINQUENCY RATIO" shall mean, for any Monthly Period, the ratio (expressed as a percentage) of (i) the balance of all Receivables as to which, as of the last day of such Monthly Period, any payment remains unpaid for more than 30 days from the due date with respect thereto, but excludes Ineligible Receivables, to (ii) the balance of all Receivables (excluding Ineligible Receivables) as of the last day of such Monthly Period.

                  "DISTRIBUTION DATE" shall mean the fifteenth day of each calendar month, or if such fifteenth day is not a Business Day, the next succeeding Business Day.

                  "EARLY AMORTIZATION PERIOD" shall mean the period commencing at the close of business on the Business Day immediately preceding the day on which a Pay Out Event with respect to Series 1999-One is deemed to have occurred, and ending on the first to occur of (i) the payment in full of the Invested Amount or (ii) the Series 1999-One Termination Date.

                  "ELIGIBLE INSTITUTION" shall mean any depositary institution (which may be the Trustee) organized under the laws of the United States or any one of the states thereof, including the District of Columbia (or any domestic branch of a foreign bank), which depository institution at all times (a) is a member of the FDIC and (b) has (i) a long-term unsecured debt rating of AAA and Aaa or the equivalent, as applicable, by each Rating Agency or (ii) a short-term unsecured debt certificate of deposit rating of at least A-1 and P-1 by each Rating Agency. Notwithstanding the previous sentence any institution the appointment of which satisfies the Rating Agency Condition shall be considered an Eligible Institution.

                  "EXCESS FINANCE CHARGE COLLECTIONS" shall mean, with respect to any Distribution Date, the aggregate amount of Collections of Finance Charge Receivables allocable to other Series in excess of the amounts necessary to make required payments with respect to such Series, if any.

                  "EXCESS SPREAD" shall mean, with respect to any Distribution Date, the amount, if any, specified pursuant to subsection 4.05(a)(xiii) with respect to such Distribution Date.

                  "FACILITY LIMIT" shall have the meaning specified in the Certificate Purchase Agreement.

                  "FINANCE CHARGE SHORTFALL" shall have the meaning specified in
Section 4.09.

                  "FIXED/FLOATING ALLOCATION PERCENTAGE" shall mean, with respect to any day during a Monthly Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is (a) during the Revolving Period, the Series Adjusted Invested Amount for Series 1999-One as of the last day of the immediately preceding Monthly Period (or, in the case of the first Monthly Period, the Initial Invested Amount) and (b) during the Amortization Period or any Limited Amortization Period, the Series Adjusted Invested Amount for Series 1999-One as of the close of business on the date on which the Revolving Period shall have terminated or been suspended, as the case may be, and the denominator of which is the product of (x) the sum of
(i) the total amount of Principal Receivables in the Trust as of the last day of the immediately preceding Monthly Period (or with respect to the first Monthly Period, the total amount of Principal Receivables in the Trust as of the Closing
Date) and (ii) the principal amount on deposit in the Special Funding Account as of such last day (or with respect to the first Monthly Period, the Closing Date) and (y) the Series 1999-One Allocation Percentage as of the last day of the immediately preceding Monthly Period; PROVIDED, HOWEVER, that with respect to any Monthly Period in which one or more Reset Dates occurs the Fixed/Floating Allocation Percentage shall be recalculated as provided above but as of such Reset Date for the period from and including such Reset Date to but excluding the next such Reset Date, if any, or if no other Reset Date occurs during such Monthly Period, to and including the last day of such Monthly Period, as applicable; PROVIDED FURTHER, that the numerator in clause (b) above shall continue to be the Series Adjusted Invested Amount for Series 1999-One as of the close of business on the date on which the Revolving Period shall have been terminated or suspended unless the Invested Amount is paid in full on such date.

                  "FLOATING ALLOCATION PERCENTAGE" shall mean, with respect to any Monthly Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the Invested Amount as of the last day of the preceding Monthly Period (or in the case of the first Monthly Period, the Initial Invested Amount) and the denominator of which is the product of (x) the Series 1999-One Allocation Percentage with respect to such Monthly Period and (y) the sum of (i) the total amount of Principal Receivables in the Trust as of such day (or with respect to the first Monthly Period, the total amount of Principal Receivables in the Trust on the Closing Date) and (ii) the principal amount on deposit in the Special Funding Account as of such last day (or with respect to the first Monthly Period, the Closing Date); PROVIDED, HOWEVER, that with respect to any Monthly Period in which one or more Reset Dates occurs, the Floating Allocation Percentage shall be recalculated as provided above but as of such Reset Date, for the period from and after the date on which any such Reset Date occurs to but excluding the date, if any, that another such Reset Date occurs or, if no other Reset Date occurs during such Monthly Period, to and including the last day of such Monthly Period.

                  "FUNDING PERIOD" shall have the meaning specified in the Certificate Purchase Agreement.

                  "GROUP II" shall mean Series 1999-One and each other Series specified in the related Supplement to be included in Group II.

                  "GROUP II INVESTOR ADDITIONAL AMOUNTS" shall mean, with respect to any Monthly Period, the sum of (a) Series 1999-One Additional Amounts for such Distribution Date and (b) for all other Series included in Group II, the sum of (i) the aggregate net amount by which the

Invested Amounts of such Series have been reduced as a result of investor charge-offs, subordination of principal collections and funding the investor default amounts in respect of any Class or Series Enhancement interests of such Series as of such Distribution Date and (ii) if the applicable Supplements so provide, the aggregate unpaid amount of interest at the applicable certificate rates that has accrued on the amounts described in the preceding clause (i) for such Distribution Date.

                  "GROUP II INVESTOR DEFAULT AMOUNT" shall mean, with respect to any Distribution Date, the sum of (a) the Investor Default Amount for such Distribution Date and (b) the aggregate amount of the investor default amounts for all other Series included in Group II for such Distribution Date.

                  "GROUP II INVESTOR FINANCE CHARGE COLLECTIONS" shall mean, with respect to any Distribution Date, the sum of (a) Investor Finance Charge Collections for such Distribution Date and (b) the aggregate amount of the investor finance charge collections for all other Series included in Group II for such Distribution Date.

                  "GROUP II INVESTOR MONTHLY FEES" shall mean with respect to any Distribution Date, the sum of (a) Series 1999-One Monthly Fees for such Distribution Date and (b) the aggregate amount of the servicing fees, investor fees, fees payable to any Series Enhancer and any other similar fees, which are payable out of reallocated investor finance charge collections pursuant to the related Supplements, for all other Series included in Group II for such Distribution Date.

                  "GROUP II INVESTOR MONTHLY INTEREST" shall mean, with respect to any Distribution Date, the sum of (a) Series 1999-One Monthly Interest for such Distribution Date and (b) the aggregate amount of monthly interest, including overdue monthly interest and interest on such overdue monthly interest, if such amounts are payable out of reallocated investor finance charge collections pursuant to the related Supplements, for all other Series included in Group II for such Distribution Date.

                  "INITIAL INVESTED AMOUNT" shall mean $0.

                  "INTEREST DISTRIBUTION DATE" shall have the meaning specified in Section 4.02(c) hereof.

                  "INTEREST PERIOD" shall mean, with respect to any Distribution Date, the period from and including the Distribution Date immediately preceding such Distribution Date (or, in the case of the first Distribution Date, from and including the Closing Date) to but excluding such Distribution Date.

                  "INVESTED AMOUNT" shall mean, as of any date of determination, an amount equal to the sum of (a) the Class A Invested Amount as of such date and (b) the Class B Invested Amount as of such date.

                  "INVESTED AMOUNT INCREASE" shall mean a Class A Invested Amount Increase or a Class B Invested Amount Increase.

                  "INVESTMENT LETTER" shall have the meaning specified in
Section 9.04(c).

                  "INVESTOR CHARGE-OFFS" shall mean Class A Investor Charge-Offs and Class B Investor Charge-Offs.

                  "INVESTOR DEFAULT AMOUNT" shall mean, with respect to any Monthly Period, an amount equal to the product of (a) the Series 1999-One Allocable Defaulted Amount for the related Monthly Period and (b) the Floating Allocation Percentage for such Monthly Period.

                  "INVESTOR FINANCE CHARGE COLLECTIONS" shall mean with respect to any Distribution Date, an amount equal to the product of (a) (i) during the Revolving Period or the Limited Amortization Period, the Floating Allocation Percentage for the related Monthly Period and (ii) during the Amortization Period, the Fixed/Floating Allocation Percentage for the related Monthly Period and (b) Series 1999-One Allocable Finance Charge Collections deposited in the Collection Account for the related Monthly Period.

                  "LIMITED AMORTIZATION AMOUNT" shall mean for any Distribution Date relating to a Limited Amortization Period, the excess, if any, of (i) the amount specified in the notice delivered by the Transferor in accordance with
Section 4.03 over (ii) the aggregate amount of principal distributed to the Class A Certificateholders on all prior Distribution Dates, if any, in such Limited Amortization Period.

                  "LIMITED AMORTIZATION PERIOD" shall mean, unless the Controlled Amortization Period or the Early Amortization Period shall have commenced prior thereto, a period beginning on the first day of the Monthly Period specified in the notice delivered by the Transferor in accordance with
Section 4.03, and ending upon the first to occur of (i) the commencement of the Controlled Amortization Period or the Early Amortization Period and (ii) the last day of the Monthly Period related to the Distribution Date on which the aggregate amount distributed pursuant to Section 4.05 (c)(ii) equals the Limited Amortization Amount for such Distribution Date.

                  "MONTHLY INTEREST" means, with respect to any Distribution Date, the Class A Monthly Interest and the Class B Monthly Interest for such Distribution Date.

                  "MONTHLY PRINCIPAL PAYMENT RATE" shall mean, with respect to any Monthly Period, a fraction, the numerator of which is the Series 1999-One Allocable Principal Collections for such Monthly Period and the denominator of which is the average Invested Amount during such Monthly Period.

                  "MONTHLY SERVICING FEE" shall have the meaning specified in
Section 3.01.

                  "NET DEFAULT PERCENTAGE" shall mean, with respect to any Monthly Period, a fraction, the numerator of which is (a) 12, multiplied by
(b) (i) the Investor Default Amount minus (ii) Recoveries, and the denominator of which is the Average Invested Amount during such Monthly Period.

                  "NET PORTFOLIO YIELD" shall mean, with respect to any Monthly Period, the annualized percentage equivalent of a fraction, (A) the numerator of which is equal to (a)

Investor Finance Charge Collections with respect to such Monthly Period, plus
(b) without duplication of amounts referred to in clause (a) above, the amount of Interchange to be included as Series 1999-One Allocable Finance Charge Collections for such Monthly Period pursuant to subsection 3.01(b), MINUS (c) the Investor Default Amount for the Distribution Date with respect to such Monthly Period, and (B) the denominator of which is the Class A Average Invested Amount with respect to such Monthly Period.

                  "NET YIELD" shall mean, with respect to any Monthly Period,
(a) the Net Portfolio Yield with respect to such Monthly Period MINUS (b) the Base Rate with respect to such Monthly Period.

                  "OPTIONAL AMORTIZATION AMOUNT" shall have the meaning specified in subsection 4.03(b).

                  "OPTIONAL AMORTIZATION DATE" shall have the meaning specified in subsection 4.03(b).

                  "OPTIONAL AMORTIZATION NOTICE" shall have the meaning specified in subsection 4.03(b).

                  "PARTICIPANT" shall have the meaning specified in Section 9.04(f).

                  "PAY OUT EVENT" shall mean any Pay Out Event specified in
Section 6.01.

                  "PRIVATE HOLDER" shall mean each holder of a right to receive interest or principal in respect of any direct or indirect interest in the Trust including any financial instrument or contract the value of which is determined in whole or part by reference to the Trust (including the Trust's assets, income of the Trust or distributions made by the Trust), excluding any interest in the Trust represented by any Series or Class of Certificates or any other interest as to which the Transferor has provided to the Trustee an Opinion of Counsel to the effect that such Series, Class or other interest will be treated as debt or otherwise not as an equity interest in either the Trust or the Receivables for federal income tax purposes, in each case, provided such interest is not convertible or exchangeable into an interest in the Trust or the Trust's income or equivalent value. Notwithstanding the immediately preceding sentence, "Private Holder" shall also include any other Person that the Transferor determines is, may be or may become a "partner" within the meaning of Section 1.7704-1(h)(1)(ii) of the United States Treasury Regulations (including by reason of Section 1.7704-1(h)(3)). Private Holders include each holder of an interest in the Series 1999-One Certificates or the Transferor Certificates, the Servicer, and the holder of any interest described in Section 12.02(c) of the Agreement. Any Person holding more than one interest in the Trust each of which separately would cause such Person to be a Private Holder shall be treated as a single Private Holder. Each holder of an interest in a Private Holder which is a partnership, S Corporation or a grantor trust under the Code shall be treated as a Private Holder unless excepted with the consent of the Transferor (which consent shall be based on an Opinion of Counsel generally to the effect that the action taken pursuant to the consent will not cause the Trust to become a publicly traded partnership treated as a corporation).

                  "REALLOCATED INVESTOR FINANCE CHARGE COLLECTIONS" shall mean that portion of Group II Investor Finance Charge Collections allocated to Series 1999-One pursuant to Section 4.10.

                  "REALLOCATED PRINCIPAL COLLECTIONS" shall mean, with respect to any Monthly Period, the product of (a) the Series 1999-One Allocable Principal Collections deposited in the Collection Account for such Monthly Period, (b) the Fixed/Floating Allocation Percentage, and (c) the Class B Principal Percentage.

                  "REASSIGNMENT AMOUNT" shall mean, with respect to any Distribution Date, after giving effect to any deposits and distributions otherwise to be made on such Distribution Date, the sum of (i) the Invested Amount on such Distribution Date plus (ii) Monthly Interest for such Distribution Date and any Monthly Interest previously due but not distributed to the Series 1999-One Certificateholders on a prior Distribution Date.

                  "RECORDS" shall mean all Credit Card Agreements and other documents, books, records and other information (including, without limitation, computer programs, tapes, discs, punch cards, data processing software and related property and rights) maintained with respect to Receivables and the related Obligors.

                  "RELEASE CONDITIONS" shall mean (i) the date specified in clause (a) or (b) of the definition of "Termination Date" shall not have occurred and (ii) the Servicer shall have delivered to the Administrative Agent a completed and satisfactory Release Report.

                  "RELEASE REPORT" shall mean a statement substantially in the form of Exhibit C-2 prepared by the Servicer.

                  "REQUIRED SUBORDINATE AMOUNT" shall mean, on any date of determination, the Class A Invested Amount as of the end of the day immediately preceding such determination date, multiplied by the Aggregate Subordination Percentage.

                  "REQUIRED SPREAD ACCOUNT AMOUNT" shall mean, shall mean, on any date of determination, the product of (i) the Class A Invested Amount as of such date of determination and (ii) the Spread Account Cap Percentage as of such date of determination.

                  "RESET DATE" shall mean each of (a) an Addition Date, (b) a date on which an Invested Amount Increase occurs (c) an Optional Amortization Date, (d) the date of any increase or decrease (other than regular scheduled amortization) in the invested amount for another variable funding series, and
(e) any date on which a new Series is issued.

                  "REVOLVING PERIOD" shall mean the period beginning at the close of business on the Series Cut-Off Date and ending on the earlier of (a) the close of business on the day immediately preceding the day the Controlled Amortization Period commences and (b) the close of business on the day immediately preceding the day the Early Amortization Period commences; PROVIDED, HOWEVER, that the Revolving Period shall be temporarily suspended for the duration of any Limited Amortization Period.

                  "SERIES CUT-OFF DATE" shall mean the close of business on December 21, 1998.

                  "SERIES 1999-ONE" shall mean the Series of Certificates the terms of which are specified in this Supplement.

                  "SERIES 1999-ONE ADDITIONAL AMOUNTS" shall mean, with respect to any Distribution Date, the sum of the amounts determined pursuant to subsections 4.05(a)(vii) and (xii) for such Distribution Date.

                  "SERIES 1999-ONE ALLOCABLE DEFAULTED AMOUNT" shall mean the Series Allocable Defaulted Amount with respect to Series 1999-One.

                  "SERIES 1999-ONE ALLOCABLE FINANCE CHARGE COLLECTIONS" shall mean the Series Allocable Finance Charge Collections with respect to Series 1999-One.

                  "SERIES 1999-ONE ALLOCABLE PRINCIPAL COLLECTIONS" shall mean the Series Allocable Principal Collections with respect to Series 1999-One.

                  "SERIES 1999-ONE ALLOCATION PERCENTAGE" shall mean the Series Allocation Percentage with respect to Series 1999-One which shall be an amount equal to, with respect to any Monthly Period, the percentage equivalent of a fraction, the numerator of which is the Series Adjusted Invested Amount for Series 1999-One as of the last day of the immediately preceding Monthly Period plus the Series Required Transferor Amount as of such last day and the denominator of which is the Trust Adjusted Invested Amount plus the sum of all Series Required Transferor Amounts as of such last day; PROVIDED, HOWEVER, that with respect to any Monthly Period in which one or more Reset Dates occurs, the Series 1999-One Allocation Percentage shall be recalculated as provided above but as of such Reset Date for the period from and after the date on which any such Reset Date occurs to but excluding the date, if any, that another such Reset Date occurs or, if no other Reset Date occurs during such Monthly Period, to and including the last day of such Monthly Period.

                  "SERIES 1999-ONE CERTIFICATE" shall mean a Class A Certificate or a Class B Certificate.

                  "SERIES 1999-ONE CERTIFICATEHOLDER" shall mean a Class A Certificateholder or a Class B Certificateholder.

                  "SERIES 1999-ONE CERTIFICATEHOLDERS' INTEREST" shall mean the Certificateholders' Interest for Series 1999-One.

                  "SERIES 1999-ONE MONTHLY FEES" shall mean, with respect to any Distribution Date, the amount determined pursuant to subsection 4.05(a)(iv).

                  "SERIES 1999-ONE MONTHLY INTEREST" shall mean the amounts determined pursuant to subsections 4.02(a) and (b).

                  "SERIES 1999-ONE PRINCIPAL SHORTFALL" shall have the meaning specified in Section 4.11.

                  "SERIES 1999-ONE TERMINATION DATE" shall mean December 30,
2008.

                  "SERIES INVESTED AMOUNT" shall mean, with respect to any date of determination, the Initial Invested Amount PLUS the aggregate principal amount of Invested Amount Increases and MINUS any payments of principal to the Series 1999-One Certificateholders during the Limited Amortization Period or on an Optional Amortization Date.

                  "SERIES REQUIRED TRANSFEROR AMOUNT" shall mean an amount equal to 0% of the Invested Amount.

                  "SERVICER ADVANCE" shall have the meaning specified in Section 4.02(c).

                  "SERVICING BASE AMOUNT" shall have the meaning specified in
Section 3.01(a).

                  "SERVICING FEE RATE" shall mean the greater of (a) 2.0% per annum and (b) the percentage cost per annum of servicing the Accounts or Receivables pursuant to the applicable fee schedule governing the then-effective servicing or sub-servicing arrangement as estimated by independent public accountants on behalf of the Trustee, the Class A Certificateholders and the Investor Certificateholders of each other Series of Investor Certificates then outstanding; PROVIDED, HOWEVER, that during the period that Columbus Bank owns the Accounts pursuant to the Affinity Card Agreement, the Servicing Fee Rate shall be 0.10% per annum.

                  "SPECIAL PAYMENT DATE" shall mean each Distribution Date with respect to the Early Amortization Period.

                  "SPREAD ACCOUNT" shall have the meaning specified in subsection 4.12(a).

                  "SPREAD ACCOUNT CAP PERCENTAGE" shall mean, as of any date of determination, if the most recent two-month average (calculated as of the Determination Date immediately preceding such date) of the Net Yield for such date is greater than or equal to the percentage set forth in the left-hand column of the table below, and less than the percentage set forth in the middle column of the table below, an amount equal to the percentage of the Class A Invested Amount set forth next to such percentages in the right-hand column of the table below:

                                  AVERAGE NET YIELD


                                                          Spread
        Greater Than                Less                  Account
         OR EQUAL TO                THAN                  CAP %
         -----------                -----                 ------
            6.0%                                            0%
            5.0%                    6.0%                   3.5%
            4.0%                    5.0%                   5.75%
            3.0%                    4.0%                   8.25%
            2.0%                    3.0%                  11.75%
            0.0%                    2.0%                  100.0%


                  "SPREAD ACCOUNT DRAW AMOUNT" shall have the meaning specified in Section 4.04.

                  "SPREAD ACCOUNT SURPLUS" shall mean, as of any date of determination, the amount, if any, by which the amount on deposit in the Spread Account exceeds the Required Spread Account Amount.

                  "TERMINATION DATE" shall mean the earliest to occur of (a) the commencement of the Early Amortization Period, (b) the second Business Day prior to the Commitment Termination Date and (c) the date of termination as specified in the Certificate Purchase Agreement.

                  "TRANCHE" shall have the meaning assigned to such term in the Certificate Purchase Agreement.

                  "TRANSFEROR PERCENTAGE" shall mean 100% MINUS (a) the Floating Allocation Percentage, when used at any time with respect to Defaulted Receivables, (b) the Floating Allocation Percentage, when used during the Revolving Period or the Limited Amortization Period with respect to Finance Charge Receivables, (c) the Fixed/Floating Allocation Percentage, when used during the Amortization Period with respect to Finance Charge Receivables or (d) the Fixed/Floating Allocation Percentage, when used at any time with respect to Principal Receivables.

     (b) Each capitalized term defined herein shall relate to the Series 1999-One Certificates and no other Series of Certificates issued by the Trust, unless the context otherwise requires. All capitalized terms used herein and not otherwise defined herein have the meanings ascribed to them in the Agreement. In the event that any term or provision contained herein shall conflict with or be inconsistent with any term or provision contained in the Agreement, the terms and provisions of this Supplement shall govern.

     (c) The words "hereof," "herein" and "hereunder" and words of similar import when used in this Supplement shall refer to this Supplement as a whole and not to any particular provision of this Supplement; references to any Article, subsection, Section or Exhibit are references to Articles, subsections, Sections and Exhibits in or to this Supplement unless otherwise specified; and the term "including" means "including without limitation."


                                   ARTICLE III

                          SERVICING FEE AND INTERCHANGE

SECTION 3.01  SERVICING COMPENSATION; INTERCHANGE.

     (a) SERVICING FEE. The share of the Servicing Fee allocable to the Series 1999-One Certificateholders with respect to any Distribution Date
(the "Monthly Servicing Fee") shall be equal to one-twelfth of the product of
(a) the Servicing Fee Rate and (b) (i) the Average Invested Amount for the Monthly Period preceding such Distribution Date, minus (ii) the product of the amount, if any, on deposit in the Special Funding Account as of the last day of the Monthly Period preceding such Distribution Date and the Series 1999-One Allocation

Percentage with respect to such Monthly Period (the amount calculated pursuant to this clause (b) is referred to as the "Servicing Base Amount"). The remainder of the Servicing Fee shall be paid by the Holders of the Transferor Certificates or the investor certificateholders of other Series (as provided in the related Supplements) and in no event shall the Trust, the Trustee or the Series 1999-One Certificateholders be liable for the share of the Servicing Fee to be paid by the Holders of the Transferor Certificates or the investor certificateholders of any other Series.

     (b) INTERCHANGE. On or before each Determination Date, the Transferor shall notify the Servicer of the amount of Interchange to be included as Series 1999-One Allocable Finance Charge Collections with respect to the preceding Monthly Period as determined pursuant to this subsection 3.01(b). Such amount of Interchange shall be equal to the product of (i) the amount of Interchange attributable to the Accounts, as reasonably estimated by the Transferor, and (ii) the Series 1999-One Allocation Percentage. On each Transfer Date, the Transferor shall pay to the Servicer, and the Servicer shall deposit into the Collection Account, in same day funds, the amount of Interchange to be so included as Series 1999-One Allocable Finance Charge Collections with respect to the preceding Monthly Period and such Interchange shall be treated as a portion of Series 1999-One Allocable Finance Charge Collections for all purposes of this Supplement and the Agreement.

                                    ARTICLE IV

                RIGHTS OF SERIES 1999-ONE CERTIFICATEHOLDERS AND
                    ALLOCATION AND APPLICATION OF COLLECTIONS

SECTION 4.01  COLLECTIONS AND ALLOCATIONS.

     (a) ALLOCATIONS. Collections of Finance Charge Receivables and Principal Receivables and Defaulted Receivables allocated to Series 1999-One pursuant to Article IV of the Agreement (and, as described herein, Collections of Finance Charge Receivables reallocated from other Series in Group II) shall be allocated and distributed or reallocated as set forth in this Article. Anything to the contrary in the Agreement notwithstanding, prior to the issuance of another series of Investor Certificates all Collections of Finance Charge Receivables and Principal Receivables and Defaulted Receivables pursuant to
Article IV of the Agreement will be deposited into the Collection Account and withdrawn from the Collection Account only as provided below.

     (b) PAYMENTS TO THE TRANSFEROR. The Servicer shall on any Business Day requested by the Transferor, upon satisfaction of the Release Conditions, withdraw from the Collection Account and pay to the Holders of the Transferor Certificates the following amounts:

                  (i) an amount equal to the Transferor Percentage for the related Monthly Period of Series 1999-One Allocable Finance Charge Collections deposited in the Collection Account; and

                  (ii) an amount equal to the Transferor Percentage for the related Monthly Period of Series 1999-One Allocable Principal Collections deposited in the Collection Account, if the Transferor Amount (determined after giving effect to any Principal Receivables transferred to the Trust on such date) exceeds zero; PROVIDED, HOWEVER, that if on such date the Available Spread

Account Amount is less than the Required Spread Account Amount (after giving effect to any deposits into the Spread Account on such date pursuant to subsections 4.01(c)(ii)(w) and 4.05(a)(viii)), then an amount up to the Required Spread Account Amount shall be deposited on such date into the Spread Account.

                  The withdrawals to be made from the Collection Account pursuant to this subsection 4.01(b) do not apply to deposits into the Collection Account that do not represent Collections, including payment of the purchase price for the Certificateholders' Interest pursuant to Section 2.06 or 10.01 of the Agreement, payment of the purchase price for the Series 1999-One Certificateholders' Interest pursuant to Section 7.01 of this Supplement and proceeds from the sale, disposition or liquidation of Receivables pursuant to
Section 9.01 or 12.02 of the Agreement.

     (c) ALLOCATIONS TO THE SERIES 1999-ONE CERTIFICATEHOLDERS. The Servicer shall, prior to the close of business on any Deposit Date, allocate to the Series 1999-One Certificateholders the following amounts as set forth below:

                  (i) ALLOCATIONS OF FINANCE CHARGE COLLECTIONS. The Servicer shall allocate to the Series 1999-One Certificateholders the following amounts as set forth below:

                  (x) ALLOCATIONS DURING THE REVOLVING PERIOD AND THE LIMITED AMORTIZATION PERIOD. During the Revolving Period and the Limited Amortization Period, the Servicer shall allocate to the Series 1999-One Certificateholders and retain in the Collection Account for application as provided herein an amount equal to the product of (A) the Floating Allocation Percentage and (B) the Series 1999-One Allocation Percentage and (C) the aggregate amount of Collections of Finance Charge Receivables deposited in the Collection Account on such Deposit Date; PROVIDED, HOWEVER, that after the date on which an amount of such Collections of Finance Charge Receivables equal to the amount specified in subsection 4.05(a)(i) has been deposited into the Collection Account and allocated to the Series 1999-One Certificateholders, such amount shall be paid to the Servicer; PROVIDED FURTHER, HOWEVER, that after the date on which an amount of such Collections of Finance Charge Receivables equal to the sum of the amounts specified in subsections 4.05(a)(i)-(viii) have been deposited into the Collection Account (or paid to the Servicer pursuant to the immediately preceding proviso) and allocated to the Series 1999-One Certificateholders (and, with respect to the amount specified in subsection 4.05(a)(viii), deposited into the Spread Account), such amount shall be paid to the Holders of the Transferor Certificates.

                  (y) ALLOCATIONS DURING THE AMORTIZATION PERIOD. During the Amortization Period, the Servicer shall allocate to the Series 1999-One Certificateholders and retain in the Collection Account for application as provided herein an amount equal to the product of (A) the Fixed/Floating Allocation Percentage and (B) the Series 1999-One Allocation Percentage and (C) the aggregate amount of Collections of Finance Charge Receivables deposited in the Collection Account on such Deposit Date; PROVIDED, HOWEVER, that after the date on which an amount of such Collections of Finance Charge Receivables equal to the amount specified in subsection 4.05(a)(i) has been deposited into the Collection Account and allocated to the Series 1999-One Certificateholders, such amount shall be paid to the Servicer; PROVIDED FURTHER, HOWEVER, that after the date on which an amount of such Collections of Finance Charge

Receivables equal to the sum of the amounts specified in subsections 4.05(a)(i) -(viii) have been deposited into the Collection Account (or paid to the Servicer pursuant to the immediately preceding proviso) and allocated to the Series 1999-One Certificateholders (and, with respect to the amount specified in subsection 4.05(a)(viii), deposited into the Spread Account), such amount shall be paid to the Holders of the Transferor Certificates.

                  (ii) ALLOCATIONS OF PRINCIPAL COLLECTIONS. The Servicer shall allocate to the Series 1999-One Certificateholders the following amounts as set forth below:

                  (w) ALLOCATIONS DURING THE REVOLVING PERIOD. During the Revolving Period (A) an amount equal to the product of (I) the Class B Principal Percentage and (II) the Fixed/Floating Allocation Percentage and
(III) the Series 1999-One Allocation Percentage and (IV) the aggregate amount of Collections of Principal Receivables deposited in the Collection Account on such Deposit Date, shall be allocated to the Series 1999-One Certificateholders and retained in the Collection Account until applied as provided herein and (B) an amount equal to the product of (I) the Class A Principal Percentage and (II) the Fixed/Floating Allocation Percentage and
(III) the Series 1999-One Allocation Percentage and (IV) the aggregate amount of Collections of Principal Receivables deposited in the Collection Account on such Deposit Date shall, if such Deposit Date is after an Optional Amortization Notice has been given but prior to the related Optional Amortization Date, be allocated to the Series 1999-One Certificateholders and retained in the Collection Account until applied as provided herein; PROVIDED, HOWEVER, that, with respect to clause (B) above, if the sum of such amount and all such preceding amounts since the date the Optional Amortization Notice was given exceeds the Optional Amortization Amount (less
(x) any amounts which the Transferor has notified the Trustee will be available to pay the Optional Amortization Amount from the proceeds of the issuance of one or more new Series of Investor Certificates and (y) any amounts available in the Special Funding Account to pay such Optional Amortization Amount), or if no Optional Amortization Notice has been given or the needed amount has been allocated, then such excess shall be first, if on such Deposit Date the Available Spread Account Amount is less than the Required Spread Account Amount (after giving effect to any deposits into the Spread Account on such Deposit Date pursuant to subsection 4.05(a)(viii)), deposited into the Spread Account, second, if any other Principal Sharing Series is outstanding and in its amortization period or accumulation period, retained in the Collection Account for application, to the extent necessary, as Shared Principal Collections on the related Distribution Date, and third, paid to the Holders of the Transferor Certificates on each Distribution Date; PROVIDED, HOWEVER, that any such amount to be paid to the Holders of the Transferor Certificates shall be paid to such Holders only if the Transferor Amount on such date is greater than the Required Transferor Amount (after giving effect to all Principal Receivables transferred to the Trust on such day) and otherwise shall be deposited in the Special Funding Account; PROVIDED FURTHER, HOWEVER, that any such amount may be paid to the Holders of the Transferor Certificates on any Business Day requested by the Transferor upon satisfaction of the Release Conditions.

                  (x) ALLOCATIONS DURING THE LIMITED AMORTIZATION PERIOD. During the Limited Amortization Period, (A) an amount equal to the product of (I) the Class B Principal Percentage and (II) the Fixed/Floating Allocation Percentage and (III) the Series 1999-One Allocation Percentage and (IV) the aggregate amount of Collections of Principal Receivables deposited in the Collection Account on such Deposit Date, shall be allocated to the Series 1999-One Certificateholders and retained in the Collection Account until applied as provided herein and

(B) an amount equal to the product of (I) the Class A Principal Percentage and (II) the Fixed/Floating Allocation Percentage and (III) the Series 1999-One Allocation Percentage and (IV) the aggregate amount of Collections of Principal Receivables deposited in the Collection Account on such Deposit Date, shall be allocated to the Series 1999-One Certificateholders and retained in the Collection Account until applied as provided herein; PROVIDED, HOWEVER, that, with respect to clause (B) above, after the date on which an amount of such Collections equal to the Limited Amortization Amount has been deposited into the Collection Account and allocated to the Series 1999-One Certificateholders, such amount shall be first, if on such Deposit Date the Available Spread Account Amount is less than the Required Spread Account Amount (after giving effect to any deposits into the Spread Account on such Deposit Date pursuant to subsection 4.05(a)(viii)), deposited into the Spread Account, second, if any other Principal Sharing Series is outstanding and in its amortization period or accumulation period, retained in the Collection Account for application, to the extent necessary, as Shared Principal Collections on the related Distribution Date, and third paid to the Holders of the Transferor Certificates only if the Transferor Amount on such Deposit Date is greater than the Required Transferor Amount (after giving effect to all Principal Receivables transferred to the Trust on such day) and otherwise shall be deposited in the Special Funding Account; PROVIDED FURTHER, HOWEVER, that any such amount shall be paid to the Holders of the Transferor Certificates on any Business Day requested by the Transferor upon satisfaction of the Release Conditions.

                  (y) ALLOCATIONS DURING THE CONTROLLED AMORTIZATION PERIOD. During the Controlled Amortization Period, an amount equal to the product of
(I) the Fixed/Floating Allocation Percentage and (II) the Series 1999-One Allocation Percentage and (III) the aggregate amount of Collections of Principal Receivables deposited in the Collection Account on such Deposit Date, shall be allocated to the Series 1999-One Certificateholders and retained in the Collection Account until applied as provided herein; PROVIDED, HOWEVER, that after the date on which an amount of such Collections equal to the Invested Amount has been deposited into the Collection Account and allocated to the Series 1999-One Certificateholders, such amount shall be first, if any other Principal Sharing Series is outstanding and in its amortization period or accumulation period, retained in the Collection Account for application, to the extent necessary, as Shared Principal Collections on the related Distribution Date, and second paid to the Holders of the Transferor Certificates only if the Transferor Amount on such Deposit Date is greater than the Required Transferor Amount (after giving effect to all Principal Receivables transferred to the Trust on such day) and otherwise shall be deposited in the Special Funding Account.

                  (z) ALLOCATIONS DURING THE EARLY AMORTIZATION PERIOD. During the Early Amortization Period, an amount equal to the product of (I) the Fixed/Floating Allocation Percentage and (II) the Series 1999-One Allocation Percentage and (III) the aggregate amount of Collections of Principal Receivables deposited in the Collection Account on such Deposit Date, shall be allocated to the Series 1999-One Certificateholders and retained in the Collection Account until applied as provided herein; PROVIDED, HOWEVER, that after the date on which an amount of such Collections equal to the Invested Amount has been deposited into the Collection Account and allocated to the Series 1999-One Certificateholders, such amount shall be first, if any other Principal Sharing Series is outstanding and in its amortization period or accumulation period, retained in the Collection Account for application, to the extent necessary, as Shared Principal Collections on the related Distribution Date, and second paid to the Holders of the Transferor Certificates only if the Transferor Amount on such date is greater than the Required

Transferor Amount (after giving effect to all Principal Receivables transferred to the Trust on such day) and otherwise shall be deposited in the Special Funding Account.

SECTION 4.02  DETERMINATION OF MONTHLY INTEREST.

     (a) The amount of monthly interest ("Class A Monthly Interest") distributable from the Collection Account with respect to the Class A Certificates on any Distribution Date shall be an amount determined as provided in the Certificate Purchase Agreement.

     (b) The amount of monthly interest ("Class B Monthly Interest") distributable from the Collection Account with respect to the Class B Certificates on any Distribution Date shall be an amount equal to the product of
(i) (A) a fraction, the numerator of which is the actual number of days in the period from (and including) the immediately preceding Distribution Date (or in the case of the first Distribution Date, the Closing Date) to (but excluding) such Distribution Date and the denominator of which is 360, times (B) the Class B Certificate Rate and (ii) the Class B Average Invested Amount with respect to the related Interest Period.

     (c) Interest accrued on each Tranche shall be payable on the day on which such Tranche matures (each such day an "INTEREST DISTRIBUTION DATE"). The Servicer, for so long as CompuCredit is the Servicer, shall make an advance on each Distribution Date in an amount equal to the interest due and payable with respect to each Tranche maturing on such Interest Distribution Date (each such advance, a "SERVICER ADVANCE"). Such Servicer Advance shall be paid to the Administrative Agent, for the benefit of the Class A Certificateholders, on each such Distribution Date. The Servicer shall not be required to make a Servicer Advance to the extent that the Servicer, in its sole discretion, determines that such Servicer Advance is unlikely to be recovered from amounts retained in the Collection Account pursuant to Section 4.01(c)(i) and subsequent applications of Available Funds pursuant to Section 4.05(a)(i). On each Distribution Date, the Servicer shall be entitled to reimbursement, without interest, for any Servicer Advances not previously reimbursed in accordance with
Section 4.05(a)(i).


SECTION 4.03 SUSPENSION OF THE REVOLVING PERIOD; LIMITED AMORTIZATION PERIOD AND OPTIONAL AMORTIZATION.

     (a) The Transferor may from time to time at its sole discretion, unless a Pay Out Event shall have occurred prior thereto, suspend the Revolving Period and cause a Limited Amortization Period to commence for one or more Monthly Periods by delivering to the Servicer, the Trustee and the Administrative Agent written notice at least two Business Days prior to the first day of the Monthly Period in which such Limited Amortization Period is scheduled to commence, which notice shall specify the Limited Amortization Amount for such Limited Amortization Period; PROVIDED, HOWEVER, that any Limited Amortization Amount shall be in an amount of $1,000,000 or any higher multiple of $100,000; PROVIDED FURTHER that the Transferor may not cause a Limited Amortization Period to commence unless, in the reasonable belief of the Transferor, such Limited Amortization Period would not result in the occurrence of a Pay Out Event.

     (b) OPTIONAL AMORTIZATION. On any Business Day during the Revolving Period, the Transferor may cause the Servicer to provide written notice to the Trustee, the Administrative Agent and the Series 1999-One
Certificateholders (an "OPTIONAL AMORTIZATION NOTICE") at least two Business Days prior to any Business Day that is the last day of a Funding

Period (the "OPTIONAL AMORTIZATION DATE") stating its intention to cause a full amortization of the Series 1999-One Certificates on the Optional Amortization Date in an amount (the "OPTIONAL AMORTIZATION AMOUNT") of (x) with respect to the Class A Certificates, not less than the Class A Invested Amount on such Optional Amortization Date and (y) with respect to the Class B Certificates, an amount equal to the Class B Invested Amount on such date. The Optional Amortization Notice shall state the Optional Amortization Date and the Optional Amortization Amount. The Optional Amortization Amount shall be paid from any Available Principal Collections on deposit in the Collection Account, from funds on deposit in the Special Funding Account (but only to the extent withdrawals from the Special Funding Account will not cause the Transferor Amount to be less than the Required Transferor Amount after giving effect to such withdrawal) or from the proceeds of the issuance of one or more new Series of Investor Certificates issued substantially contemporaneously with such full amortization (or any combination of the above). The accrued interest, if any, on the Class B Invested Amount being paid on such date shall be payable on the first Distribution Date on or after the related Optional Amortization Date. On the Optional Amortization Date the Servicer shall pay (x) the Optional Amortization Amount with respect to the Class A Certificates to the Administrative Agent for the benefit of the Class A Certificateholders and (y) the Optional Amortization Amount with respect to the Class B Certificates to the Class B Certificateholders.

SECTION 4.04 REQUIRED AMOUNT. With respect to each Distribution Date, on the related Determination Date, the Servicer shall determine the amount (the "Class A Required Amount"), if any, by which (x) the sum of the amounts required pursuant to subsections 4.05(a)(i), (ii), (iii), (iv), (v) and (vi) for such Distribution Date, exceeds (y) the Available Funds for such Distribution Date. In the event that the difference between (x) the Class A Required Amount for such Distribution Date and (y) the amount of Excess Spread and Excess Finance Charge Collections applied with respect thereto pursuant to subsection 4.07(a) on such Distribution Date is greater than zero (the "Spread Account Draw Amount"), the Servicer shall give written notice to the Trustee of such positive Class A Required Amount on the date of computation.

SECTION 4.05 APPLICATION OF AVAILABLE FUNDS AND AVAILABLE PRINCIPAL COLLECTIONS. The Servicer shall apply, or shall cause the Trustee to apply by written instruction to the Trustee, on each Distribution Date, Available Funds and Available Principal Collections on deposit in the Collection Account with respect to such Distribution Date to make the following distributions:

     (a) On each Distribution Date, an amount equal to the Available Funds with respect to such Distribution Date will be distributed in the following priority:

                  (i) an amount equal to the Servicer Advances made with respect to the preceding Monthly Period which have not been reimbursed pursuant to 4.05(c)(i) and any unreimbursed Servicer Advances from prior Interest Periods shall be distributed to the Servicer, to the extent not distributed pursuant to subsection 4.01(c)(i)(x) and (y);

                  (ii) an amount equal to Class A Monthly Interest for such Distribution Date, PLUS the amount of any Class A Monthly Interest previously due but not distributed to Class A

Certificateholders on a prior Distribution Date shall be distributed to the Paying Agent for payment to Class A Certificateholders on the applicable Distribution Date;

                  (iii) an amount equal to the Class A Investor Default Amount for such Distribution Date shall be treated as a portion of Available Principal Collections for such Distribution Date;

                  (iv) an amount equal to the Monthly Servicing Fee for such Distribution Date, plus the amount of any Monthly Servicing Fee previously due but not distributed to the Servicer on a prior Distribution Date, shall be distributed to the Servicer (unless such amount has been netted against deposits to the Collection Account in accordance with Section 4.03 of the Agreement);

                  (v) if the Transferor fails to deposit the amount the Transferor is required to deposit on such Distribution Date into the Special Funding Account pursuant to Section 3.09 of the Agreement, an amount equal to the product of (a) the Class A Floating Percentage (b) the Series 1999-One Allocation Percentage, (c) the Floating Allocation Percentage, and (d) the amount the Transferor should have deposited into the Special Funding Account on such Distribution Date shall be treated as a portion of Available Principal Collections for such Distribution Date;

                  (vi) if a Pay Out Event has occurred on or prior to such Distribution Date, an amount up to the Class A Invested Amount on such Distribution Date shall be treated as a portion of Available Principal Collections for such Distribution Date and distributed to the Class A Certificateholders;

                  (vii) an amount equal to the aggregate amount of Class A Investor Charge-Offs which have not been previously reimbursed shall be treated as a portion of Available Principal Collections for such Distribution Date;

                  (viii) on each Distribution Date prior to the date on which the Spread Account terminates pursuant to subsection 4.12(e), an amount up to the excess, if any, of the Required Spread Account Amount for such Distribution Date over the Available Spread Account Amount for such Distribution Date shall be deposited into the Spread Account;

                  (ix) an amount equal to Class B Monthly Interest for such Distribution Date, plus the amount of any Class B Monthly Interest previously due but not distributed to Class B Certificateholders on a prior Distribution Date shall be distributed to the Class B Certificateholders;

                  (x) an amount equal to the Class B Investor Default Amount for such Distribution Date shall be treated as a portion of Available Principal Collections for such Distribution Date;

                  (xi) if the Transferor fails to deposit the amount the Transferor is required to deposit on such Distribution Date into the Special Funding Account pursuant to Section 3.09 of the Agreement, an amount equal to the product of (a) the Class B Floating Percentage (b) the Series 1999-One Allocation Percentage, (c) the Floating Allocation Percentage, and (d) the amount the Transferor should have deposited into the Special Funding Account on such

Distribution Date shall be treated as a portion of Available Principal Collections for such Distribution Date;

                  (xii) an amount equal to the aggregate amount by which the Class B Invested Amount has been reduced pursuant to clauses (d), (e) and (f) of the definition of "Class B Invested Amount" in Section 2.01 of this Supplement (but not in excess of the aggregate amount of such reductions which have not been previously reimbursed) shall be treated as a portion of Available Principal Collections for such Distribution Date; and

                  (xiii) the balance, if any, shall constitute Excess Spread and shall be allocated and distributed or deposited as set forth in Section 4.07.

     (b) On each Distribution Date with respect to the Revolving Period, an amount equal to the Available Principal Collections deposited in the Collection Account for the related Monthly Period shall be distributed in the following order of priority:

                  (i) an amount equal to the excess, if any, of the Class B Invested Amount over the Required Subordinate Amount shall be distributed to the Class B Certificateholders; and

                  (ii) the balance of such Available Principal Collections shall be treated as Shared Principal Collections and applied in accordance with
Section 4.04 of the Agreement.

     (c) On each Distribution Date with respect to the Limited Amortization Period, an amount equal to the Available Principal Collections deposited in the Collection Account for the related Monthly Period shall be distributed in the following order of priority:

                  (i) an amount equal to the excess, if any, of the Class B Invested Amount over the Required Subordinate Amount shall be distributed to the Class B Certificateholders;

                  (ii) an amount equal to the Limited Amortization Amount shall be distributed to the Class A Certificateholders; and

                  (iii) the balance of such Available Principal Collections shall be treated as Shared Principal Collections and applied in accordance with
Section 4.04 of the Agreement.

     (d) On each Distribution Date with respect to the Controlled
Amortization Period, an amount equal to the Available Principal Collections deposited in the Collection Account for the related Monthly Period shall be distributed in the following order of priority:

                  (i) an amount equal to the Class A Invested Amount shall be distributed to the Class A Certificateholders;

                  (ii) for each Distribution Date beginning on the Distribution Date on which the Class A Invested Amount shall have been paid in full, an amount up to the Class B Invested Amount shall be paid to the Class B Certificateholders; and

                  (iii) for each Distribution Date beginning on the Distribution Date on which the Class B Invested Amount is paid in full, an amount equal to the balance, if any, of such Available Principal Collections shall be treated as Shared Principal Collections and applied in accordance with Section 4.04 of the Agreement.

     (e) On each Distribution Date with respect to the Early Amortization Period, an amount equal to Available Principal Collections deposited in the Collection Account for the related Monthly Period shall be distributed in the following order of priority:

                  (i) an amount up to the Class A Invested Amount on such Distribution Date shall be distributed to the Class A Certificateholders;

                  (ii) for each Distribution Date beginning on the Distribution Date on which the Class A Invested Amount is paid in full, an amount up to the Class B Invested Amount on such Distribution Date shall be distributed to the Class B Certificateholders;

                  (iii) for each Distribution Date, after giving effect to paragraphs (i) and (ii) above, an amount equal to the balance, if any, of such Available Principal Collections will be treated as Shared Principal Collections and applied in accordance with Section 4.04 of the Agreement.


SECTION 4.06  DEFAULTED AMOUNTS; INVESTOR CHARGE-OFFS.

     (a) On each Determination Date, the Servicer shall calculate the Class A Investor Default Amount, if any, for the related Distribution Date. If, on any Distribution Date, the Class A Required Amount for the related Monthly Period exceeds the sum of (x) the amount of Reallocated Principal Collections allocated to Series 1999-One with respect to such Monthly Period and (y) the amount of Excess Spread and the Excess Finance Charge Collections allocable to Series 1999-One with respect to such Monthly Period, the Class B Invested Amount, if any, will be reduced by the amount of such excess, but not by more than the Class A Investor Default Amount for such Distribution Date. In the event that such reduction would cause the Class B Invested Amount to be a negative number, the Class B Invested Amount shall be reduced to zero, and the Class A Invested Amount shall be reduced by the amount by which the Class B Invested Amount would have been reduced below zero, but not by more than the excess, if any, of the Class A Investor Default Amount for such Distribution Date over the amount of the reduction, if any, of the Class B Invested Amount for such Distribution Date (a "Class A Investor Charge-Off"). Class A Investor Charge-Offs shall thereafter be reimbursed and the Class A Invested Amount increased (but not by an amount in excess of the aggregate unreimbursed Class A Investor Charge-Offs) on any Distribution Date by the amount of Available Funds and Excess Spread and Excess Finance Charge Collections allocated and available for that purpose pursuant to subsections 4.05(a)(vii) and 4.07(a).

     (b) On each Determination Date, the Servicer shall calculate the Class B Investor Default Amount. If on any Distribution Date the Class B Investor Default Amount for the previous Monthly Period exceeds the sum of (x) the amount of Available Funds allocated and available to pay the amount required pursuant to subsection 4.05(a)(x) and (y) the amount of Excess Spread and Excess Finance Charge Collections allocated to Series 1999-One with respect to the related Monthly Period which are allocated and available to pay such amount pursuant to subsection 4.07(a), the Class B Invested Amount will be reduced by the amount of such excess but not by more than the lesser of the Class B Investor Default Amount and the Class B Invested Amount for such Distribution Date (a "Class B Investor Charge-Off"). The Class B Invested Amount will be reimbursed after any reduction pursuant to this Section 4.06 on any Distribution Date by the sum of (x) the amount of Available Funds allocated and available to pay the amount required pursuant to subsection 4.05(a)(xii) and (y) the amount of Excess Spread and Excess Finance Charge Collections allocated and available on such Distribution date for that purpose as described under subsection 4.07(a).

SECTION 4.07 EXCESS SPREAD; EXCESS FINANCE CHARGE COLLECTIONS. The Servicer shall apply, or shall cause the Trustee to apply by written instruction to the Trustee, on each Distribution Date, Excess Spread and Excess Finance Charge Collections allocated to Series 1999-One with respect to the related Monthly Period, to make the following distributions or deposits in the following order of priority:

     (a) an amount equal to the amount, if any, by which (x) the amounts required pursuant to subsections 4.05(a)(i)-(xii) with respect to such Distribution Date exceeds (y) Available Funds with respect to such Distribution Date and shall be distributed by the Trustee in accordance with, and in the priority set forth in, subsections 4.05(a)(i)-(xii).

     (b) the balance, if any, will constitute a portion of Excess Finance Charge Collections for such Distribution Date and will be available for allocation to other Series or to the Holders of the Transferor Certificates as described in Section 4.05 of the Agreement.


SECTION 4.08 REALLOCATED PRINCIPAL COLLECTIONS. On each Distribution Date, the Servicer shall apply, or shall cause the Trustee to apply, Reallocated Principal Collections with respect to such Distribution Date, to make the following distributions or deposits in the following order of priority: an amount equal to the excess, if any, of (i) the Class A Required Amount, if any, with respect to such Distribution Date over (ii) the amount of Excess Spread and Excess Finance Charge Collections allocated to Series 1999-One with respect to the related Monthly Period shall be distributed by the Trustee to fund any deficiency pursuant to and in the priority set forth in subsections 4.05(a)(i), (ii), (iii), (iv), (v), (vi) and (vii).

                  On each Distribution Date, the Class B Invested Amount shall be reduced by the amount of Reallocated Principal Collections for such Distribution Date. In the event that such reduction would cause the Class B Invested Amount (after giving to any Class B Investor Charge-Offs for such Distribution Date) to be a negative number, the Class B Invested Amount (after giving effect to any Class B Investor Charge-Offs for such Distribution Date) shall be reduced to zero.

SECTION 4.09 EXCESS FINANCE CHARGE COLLECTIONS. Series 1999-One shall be an Excess Allocation Series. Subject to Section 4.05 of the Agreement, Excess Finance Charge Collections with respect to the Excess Allocation Series for any Distribution Date will be allocated to Series 1999-One in an amount equal to the product of (x) the aggregate amount of Excess Finance Charge Collections with respect to all the Excess Allocation Series for such Distribution Date and (y) a fraction, the numerator of which is the Finance Charge Shortfall for

Series 1999-One for such Distribution Date and the denominator of which is the aggregate amount of Finance Charge Shortfalls for all the Excess Allocation Series for such Distribution Date. The "Finance Charge Shortfall" for Series 1999-One for any Distribution Date will be equal to the excess, if any, of (a) the full amount required to be paid, without duplication, pursuant to subsection 4.05(a) on such Distribution Date over (b) the sum of
(i) the Reallocated Investor Finance Charge Collections and (ii) the amount of funds, if any, to be withdrawn from the Spread Account which, pursuant to subsection 4.12(c), are required to be included in Available Funds with respect to such Distribution Date.

SECTION 4.10  REALLOCATED INVESTOR FINANCE CHARGE COLLECTIONS.

     (a) THAT PORTION of Group II Investor Finance Charge Collections for any Distribution Date EQUAL TO THE AMOUNT OF REALLOCATED INVESTOR FINANCE CHARGE COLLECTIONS for such Distribution Date will be allocated to Series 1999-One and will be distributed as set forth in this Supplement.

     (b) REALLOCATED INVESTOR FINANCE CHARGE COLLECTIONS WITH RESPECT TO ANY DISTRIBUTION DATE SHALL EQUAL the sum of (i) the aggregate amount of Series 1999-One Monthly Interest, Investor Default Amount, Series 1999-One Monthly Fees and Series 1999-One Additional Amounts for such Distribution Date and
(ii) that portion of excess Group II Investor Finance Charge Collections to be included in Reallocated Investor Finance Charge Collections pursuant to subsection (c) hereof; PROVIDED, HOWEVER, that if the amount of Group II Investor Finance Charge Collections for such Distribution Date is less than the sum of (w) Group II Investor Monthly Interest, (x) Group II Investor Default Amount, (y) Group II Investor Monthly Fees and (z) Group II Investor Additional Amounts, then Reallocated Investor Finance Charge Collections shall equal the sum of the following amounts for such Distribution Date:

                  (A) The product of (I) Group II Investor Finance Charge Collections (up to the amount of Group II Investor Monthly Interest) and (II) a fraction, the numerator of which is Series 1999-One Monthly Interest and the denominator of which is Group II Investor Monthly Interest;

                  (B) the product of (I) Group II Investor Finance Charge Collections less the amount of Group II Investor Monthly Interest (such amount not less than zero) (up to the Group II Investor Default Amount) and (II) a fraction, the numerator of which is the Investor Default Amount and the denominator of which is the Group II Investor Default Amount;

                  (C) the product of (I) Group II Investor Finance Charge Collections less the amount of Group II Investor Monthly Interest and the Group II Investor Default Amount (such amount not less than zero) (up to Group II Investor Monthly Fees) and (II) a fraction, the numerator of which is Series 1999-One Monthly Fees and the denominator of which is Group II Investor Monthly Fees; and

                  (D) the product of (I) Group II Investor Finance Charge Collections less the sum of (i) Group II Investor Monthly Interest, (ii) the Group II Investor Default Amount and (iii) Group II Investor Monthly Fees (such amount not less than zero) and (II) a fraction, the numerator of which is Series 1999-One Additional Amounts and the denominator of which is Group II Investor Additional Amounts.

     (c) If the amount of Group II Investor Finance Charge Collections for such Distribution Date exceeds the sum of (i) Group II Investor Monthly Interest, (ii) Group II Investor Default Amount, (iii) Group II Investor Monthly Fees and (iv) Group II Investor Additional Amounts, then Reallocated Investor Finance Charge Collections for such Distribution Date shall include an amount equal to the product of (x) the amount of such excess and (y) a fraction, the numerator of which is the Invested Amount as of the last day of the second preceding Monthly Period and the denominator of which is the sum of such Invested Amount and the aggregate invested amounts for all other Series included in Group II as of such last day.

SECTION 4.11 SHARED PRINCIPAL COLLECTIONS. Subject to Section 4.04 of the Agreement, Shared Principal Collections for any Distribution Date will be allocated to Series 1999-One in an amount equal to the product of (x) the aggregate amount of Shared Principal Collections with respect to all Principal Sharing Series for such Distribution Date and (y) a fraction, the numerator of which is the Series 1999-One Principal Shortfall for such Distribution Date and the denominator of which is the aggregate amount of Principal Shortfalls for all the Series which are Principal Sharing Series for such Distribution Date. The "Series 1999-One Principal Shortfall" will be equal to (a) for any Distribution Date with respect to the Revolving Period, zero; PROVIDED, that if such Distribution Date is an Optional Amortization Date, the Series 1999-One Shortfall shall be an amount determined by the Transferor not to exceed the related Optional Amortization Amount, (b) for any Distribution Date with respect to the Limited Amortization Period, the excess, if any, of the Limited Amortization Amount over the amount of Available Principal Collections for such Distribution Date (excluding any portion thereof attributable to Shared Principal Collections) and (c) for any Distribution Date with respect to the Controlled Amortization Period or the Early Amortization Period, the excess, if any, of the Invested Amount over the amount of Available Principal Collections for such Distribution Date (excluding any portion thereof attributable to Shared Principal Collections).

SECTION 4.12  SPREAD ACCOUNT.

     (a) The Servicer shall establish and maintain, in the name of the Trustee, on behalf of the Trust, for the benefit of the Class A Certificateholders, an Eligible Deposit Account (the "Spread Account") bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Class A Certificateholders. The Spread Account shall initially be established with the Trustee. The Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Spread Account and in all proceeds thereof. The Spread Account shall be under the sole dominion and control of the Trustee for the benefit of the Class A Certificateholders. If at any time the Spread Account ceases to be an Eligible Deposit Account, the Trustee (or the Servicer on its behalf) shall within 10 Business Days (or such longer period, not to exceed 30 calendar days, as to which the Administrative Agent shall consent) establish a new Spread Account meeting the conditions specified above as an Eligible Deposit Account, and shall transfer any cash or any investments to such new Spread Account. The Trustee, at the written direction of the Servicer, shall (i) make withdrawals from the Spread Account from time to time in an amount up to the Available Spread Account Amount at such time, for the purposes set forth in this Supplement, and (ii) on each Distribution Date prior to the termination of the Spread Account make a deposit into the Spread Account in the amount specified in, and otherwise in accordance with, subsection 4.05(a)(viii).

     (b) Funds on deposit in the Spread Account shall be invested at the written direction of the Servicer by the Trustee in Eligible Investments. In no event shall the Trustee be liable for the selection of Eligible Investments or for investment losses incurred thereon. The Trustee shall have no liability in respect of losses incurred as a result of the liquidation of any Eligible Investment prior to its stated maturity or the failure of the Servicer to provide timely written investment direction. The Trustee shall have no obligation to invest or reinvest any amounts held hereunder in the absence of written investment direction. Funds on deposit in the Spread Account on any Transfer Date, after giving effect to any withdrawals from the Spread Account on such Transfer Date, shall be invested in such investments that will mature so that such funds will be available for withdrawal on or prior to the following Transfer Date. The Trustee shall maintain for the benefit of the Class A Certificateholders possession of the negotiable instruments or securities, if any, evidencing such Eligible Investments. No such Eligible Investment shall be disposed of prior to its maturity; PROVIDED, HOWEVER, that the Trustee may sell, liquidate or dispose of any such Eligible Investment before its maturity, at the written direction of the Servicer, if such sale, liquidation or disposal would not result in a loss of all or part of the principal portion of such Eligible Investment or if, prior to the maturity of such Eligible Investment, a default occurs in the payment of principal, interest or any other amount with respect to such Eligible Investment. On each Distribution Date, all interest and earnings (net of losses and investment expenses) accrued since the preceding Distribution Date on funds on deposit in the Spread Account shall be retained in the Spread Account (to the extent that the Available Spread Account Amount is less than the Required Spread Account Amount) and the balance, if any, shall be deposited in the Collection Account and treated as collections of Finance Charge Receivables allocable to Series 1999-One. For purposes of determining the availability of funds or the balance in the Spread Account for any reason under this Supplement, except as otherwise provided in the preceding sentence, investment earnings on such funds shall be deemed not to be available or on deposit.

     (c) In the event that for any Distribution Date the Spread Account Draw Amount is greater than zero, the Spread Account Draw Amount, up to the Available Spread Account Amount, shall be withdrawn from the Spread Account on the related Transfer Date by the Trustee (acting in accordance with the written instructions of the Servicer), deposited into the Collection Account and included in Available Funds for such Distribution Date.

     (d) In the event that the Spread Account Surplus on any Distribution Date, after giving effect to all deposits to and withdrawals from the Spread Account with respect to such Distribution Date, is greater than zero, the Trustee, acting in accordance with the written instructions of the Servicer, shall withdraw from the Spread Account, and pay to the Transferor, an amount equal to such Spread Account Surplus.

     (e) Upon the earlier to occur of (i) the day on which the Class A Invested Amount and all other accrued and unpaid amounts owing to the Class A Certificateholders pursuant to the Certificate Purchase Agreement are paid in full to the Class A Certificateholders and (ii) the termination of the Trust pursuant to the Agreement, the Trustee, acting in accordance with the instructions of the Servicer, after the prior payment of all amounts owing to the Class A

Certificateholders which are payable from the Spread Account as provided herein, shall withdraw from the Spread Account and pay to the Transferor all amounts, if any, on deposit in the Spread Account and the Spread Account shall be deemed to have terminated for purposes of this Supplement.

SECTION 4.13  INVESTED AMOUNT INCREASES.

     (a) The Class A Certificateholders agree, by acceptance of the Class A Certificates, that the Transferor may from time to time, prior to the commencement of the Controlled Amortization Period or the Early Amortization Period, request upon two Business Days prior irrevocable written notice to each of the Trustee, the Servicer and the Class A Certificateholders substantially in the form of EXHIBIT A to the Certificate Purchase Agreement that the Class A Certificateholders acquire additional undivided interests in the Trust in specified amounts (each such amount, a "CLASS A INVESTED AMOUNT Increase"); PROVIDED, HOWEVER, that any applicable conditions set forth in
Section 2.2 of the Certificate Purchase Agreement shall have been satisfied or waived as provided therein. The Class A Certificateholders shall acquire such additional interest, upon payment, in same day funds, to the Transferor of the amount of such Class A Invested Amount Increase, in accordance with the payment instructions specified in the notice delivered with respect to such Class A Invested Amount Increase.

     (b) The Class B Certificateholders agree, by acceptance of the Class B Certificates, that the Transferor may from time to time, prior to the commencement of the Controlled Amortization Period or the Early Amortization Period, request upon one Business Day prior written notice to each of the Trustee, the Servicer and the Class B Certificateholders substantially in the form of EXHIBIT D that the Class B Certificateholders acquire additional undivided interests in the Trust in specified amounts (each such amount, a "CLASS B INVESTED AMOUNT INCREASE"); PROVIDED, HOWEVER, that (i) after giving effect to such Class B Invested Amount Increase, the Transferor Amount shall not be less than the Required Transferor Amount and (ii) after giving effect to such Class B Invested Amount Increase, (a) the product of the Transferor Amount and the Series 1999-One Allocation Percentage shall not be less than
(b) the Series Required Transferor Amount. The Class B Certificateholders shall acquire such additional interest through a reduction of the Transferor Interest by the amount of such Class B Invested Amount Increase.

     (c) The Transferor may on any Business Day permanently reduce the Facility Limit if the following conditions are met: (i) after giving effect to such reduction, the Facility Limit would be not less than the Class A Invested Amount on the date of such reduction (after giving effect to any increase pursuant to Section 4.13(a) on or prior to the date of such reduction of the Facility Limit) and (ii) the aggregate Commitment (as defined in the Certificate Purchase Agreement) are reduced by the same amount on such date. In order to effect the reduction of the Facility Limit pursuant to this Section 4.13(c), the Transferor shall deliver to the Servicer, the Trustee and the Administrative Agent at least five Business Days prior to such reduction a written notice executed by a duly authorized representative of the Transferor specifying the decrease in the Facility Limit, the date on which such decrease is to become effective and the Class A Invested Amount on such date. The Administrative Agent shall, subject to the provisions of the Certificate Purchase Agreement and the Program Support Agreement (as defined in the Certificate Purchase Agreement), take all actions necessary to reduce the Commitments to an amount that will permit the specified reduction of the Facility Limit. Upon the date specified in such notice, if the conditions set forth in this
Section 4.13(c) have been met, the Facility Limit shall be reduced by the amount specified in such notice.

     (d) No decrease in the Class A Invested Amount pursuant to Section 4.03 shall limit the ability of the Transferor to increase the Class A Invested Amount pursuant to Section 4.13(a).

                                    ARTICLE V

                          DISTRIBUTIONS AND REPORTS TO
                       SERIES 1999-ONE CERTIFICATEHOLDERS

SECTION 5.01  DISTRIBUTIONS.

     (a) On each Distribution Date, the Paying Agent shall distribute to each Class A Certificateholder (other than as provided in Section 12.02 of the Agreement) such amounts held by the Paying Agent that are allocated and available on such Distribution Date to pay the Class A Monthly Interest, any principal payable to and other amounts due to the Class A Certificates pursuant to this Supplement.

     (b) On each Special Payment Date, the Paying Agent shall distribute to each Class A Certificateholder of record on the related Record Date (other than as provided in Section 12.02 of the Agreement) such amounts held by the Paying Agent that are allocated and available on such date to pay principal of the Class A Certificates pursuant to this Supplement up to a maximum amount on any such date equal to the Class A Invested Amount on such date.

     (c) On each Distribution Date, the Paying Agent shall distribute to each Class B Certificateholder of record on the related Record Date (other than as provided in Section 12.02 of the Agreement) such amounts held by the Paying Agent that are allocated and available on such Distribution Date to pay interest on the Class B Certificates pursuant to this Supplement.

     (d) On each Special Payment Date, the Paying Agent shall distribute to each Class B Certificateholder of record on the related Record Date (other than as provided in Section 12.02 of the Agreement) such amounts held by the Paying Agent that are allocated and available on such date to pay principal of the Class B Certificates pursuant to this Supplement up to a maximum amount on any such date equal to the Class B Invested Amount on such date.

     (e) The distributions to be made pursuant to this Section 5.01 are subject to the provisions of Sections 2.06, 9.01, 10.01 and 12.02 of the Agreement and Sections 8.01 and 8.02 of this Supplement.

     (f) Except as provided in Section 12.02 of the Agreement with respect to a final distribution, distributions to Series 1999-One Certificateholders hereunder shall be made by wire transfer of same day funds to the account that has been designated by the applicable Certificateholders not less than ten Business Days prior to such Distribution Date.


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



SECTION 5.02  REPORTS AND STATEMENTS TO SERIES 1999-ONE CERTIFICATEHOLDERS.

     (a) Not later than each Determination Date, the Servicer shall deliver to the Trustee, the Paying Agent and the Administrative Agent (i) a statement substantially in the form of Exhibit C-1 prepared by the Servicer and (ii) a certificate of a Servicing Officer substantially in the form attached thereto.

     (b) A copy of each statement or certificate provided pursuant to paragraph (a) or (b) may be obtained by any Series 1999-One Certificateholder or any Certificate Owner thereof by a request in writing to the Servicer.

     (c) On or before January 31 of each calendar year, beginning with calendar year 2000, the Paying Agent, on behalf of the Trustee, shall furnish or cause to be furnished to each Person who at any time during the preceding calendar year was a Series 1999-One Certificateholder, a statement prepared by the Servicer containing the information which is required to be contained in the statement to Series 1999-One Certificateholders, as set forth in paragraph (a) above aggregated for such calendar year or the applicable portion thereof during which such Person was a Series 1999-One Certificateholder, together with other information as is required to be provided by an issuer of indebtedness under the Code. Such obligation of the Servicer shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Paying Agent pursuant to any requirements of the Code as from time to time in effect.


                                    ARTICLE VI

                                 PAY OUT EVENTS

SECTION 6.01 PAY OUT EVENTS. If any one of the following events shall occur with respect to the Series 1999-One Certificates:

     (a) the occurrence of an Insolvency Event relating to the Transferor or Columbus Bank.

     (b) the Trust becomes an investment company within the meaning of the Investment Company Act;

     (c) failure on the part of the Transferor (i) to make any payment or deposit required by the terms of the Agreement or this Supplement on or before the date occurring five Business Days after the date such payment or deposit is required to be made therein or herein or (ii) duly to observe or perform any other covenants or agreements of the Transferor set forth in the Agreement, the Receivables Purchase Agreement, or this Supplement, which failure has a material adverse effect on the Series 1999-One Certificateholders and which continues unremedied for a period of 10 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Transferor by the Trustee, or to the Transferor and the Trustee by the Administrative Agent or any Holder of the Series 1999-One Certificates;

     (d) any representation or warranty made by the Transferor in the Agreement or this Supplement shall prove to have been incorrect when made or when delivered, which continues to be incorrect for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Transferor by the Trustee, or to the Transferor and the Trustee by any Holder of the Series 1999-One Certificates, and as a result of which the interests of the Series 1999-One Certificateholders are materially and adversely affected for such period; PROVIDED, HOWEVER, that a Pay Out Event pursuant to this subsection 6.01(d) shall not be deemed to have occurred hereunder if the Transferor has accepted reassignment of the related Receivable, or all of such Receivables, if applicable, during such period in accordance with the provisions of the Agreement;

     (e) any Servicer Default shall occur as a result of which the interests of the Series 1999-One Certificateholders are materially and adversely affected (provided that a Servicer Default under Section 10.01(d) of the Agreement is hereby deemed to materially and adversely affect the Series 1999-One Certificateholders, and, notwithstanding Section 10.01(d) of the Agreement, shall not be subject to any grace period);

     (f) the average Net Yield for any three consecutive Monthly Periods is reduced to a rate which is less than 2.0% or the average Net Yield for any Monthly Period is less than or equal to 0.0%;

     (g) the average Delinquency Ratio for any two consecutive Monthly Periods exceeds 10.0%;

     (h) the Trustee shall, for any reason, fail to have a valid and perfected first priority security interest in the Receivables;

     (i) any material adverse change in the operations of the Transferor, the Servicer or Columbus Bank, or any other event, which materially affects the Transferor's or the Servicer's or Columbus Bank's ability to either collect upon the Receivables or the Transferor's, the Servicer's or Columbus Bank's ability to perform thereunder, which has a material adverse effect on the Class A Certificateholders;

     (j) if, on any date, the product of (i) the Floating Allocation Percentage (determined, for this purpose only, by using a numerator equal to the Class A Invested Amount, or Class A Initial Invested Amount, as applicable, in lieu of the Invested Amount or Initial Invested Amount, as applicable) and (ii) the sum of the principal amount on deposit in the Special Funding Account, the amount on deposit in the Collection Account in respect of Collections of Principal Receivables and the total amount of Principal Receivables in the Trust on such date, is less than the Class A Invested Amount on such date;

     (k) the average Monthly Principal Payment Rate for any two consecutive Monthly Periods is less than 5.0%;

     (l) on any date of determination, the Class B Invested Amount is less than the Required Subordinate Amount and the Class B Invested Amount continues to be less than the Required Subordinate Amount for a period of two Business Days after such date of determination; and

     (m) for so long as the Affinity Card Agreement remains in effect, Columbus Bank's senior unsecured debt ratings shall be downgraded below Baa2 or BBB by Moody's or Standard & Poor's, respectively;

then, in the case of any event described in subparagraph (a), (d) or (e), after the applicable grace period, if any, set forth in such subparagraphs, either the Trustee or the Holders of Series 1999-One Certificates evidencing more than 50% of the aggregate unpaid principal amount of Series 1999-One Certificates by notice then given in writing to the Transferor and the Servicer (and to the Trustee if given by the Series 1999-One Certificateholders) may declare that a Pay Out Event has occurred with respect to Series 1999-One as of the date of such notice, and, in the case of any event described in subparagraph (b), (c),
(f), (g), (h), (i), (j), or (k), a Pay Out Event shall occur with respect to Series 1999-One without any notice or other action on the part of the Trustee or the Series 1999-One Certificateholders immediately upon the occurrence of such event, unless such Pay Out Event is waived by the Holders of Series 1999-One Certificates evidencing more than 50% of the aggregate unpaid principal amount of Series 1999-One Certificates by notice given in writing to the Trustee, the Transferor and the Servicer.

                                  ARTICLE VII

                     OPTIONAL REPURCHASE; SERIES TERMINATION

SECTION 7.01  OPTIONAL REPURCHASE.

     (a) On any day occurring on or after the date on which the Invested Amount is reduced to 10% or less of the largest Invested Amount at any time on or after the Closing Date, the Transferor shall have the option to purchase the Series 1999-One Certificateholders' Interest, at a purchase price equal to (i) if such day is a Distribution Date, the Reassignment Amount for such Distribution Date or (ii) if such day is not a Distribution Date, the Reassignment Amount for the Distribution Date following such day.

     (b) The Transferor shall give the Servicer and the Trustee at least 30 days prior written notice of the date on which the Transferor intends to exercise such purchase option. The Transferor shall deposit the Reassignment Amount into the Collection Account in same day funds and such Transferor shall use reasonable efforts to initiate such deposit prior to 11:00 a.m. New York City time on such day. Such purchase option is subject to payment in full of the Reassignment Amount. Following the deposit of the Reassignment Amount into the Collection Amount in accordance with the foregoing, the Invested Amount for Series 1999-One shall be reduced to zero and the Series 1999-One Certificateholders shall have no further interest in the Receivables. The Reassignment Amount shall be distributed as set forth in subsection 8.01(b).

SECTION 7.02  SERIES TERMINATION.

     (a) If, on the June 2007 Distribution Date, the Invested Amount (after giving effect to all changes therein on such date) would be greater than zero, the Servicer, on behalf of the Trustee, shall, within the 40-day period which begins on such Distribution Date, solicit bids for the sale of Principal Receivables and the related Finance Charge Receivables (or interests therein) in an amount equal to the Invested Amount at the close of business on the last day of the

Monthly Period preceding the Series 1999-One Termination Date (after giving effect to all distributions required to be made on the Series 1999-One Termination Date, except pursuant to this Section 7.02). Such bids shall require that such sale shall (subject to subsection 7.02(b)) occur on the Series 1999-One Termination Date. The Transferor shall be entitled to participate in, and to receive from the Servicer a copy of each other bid submitted in connection with, such bidding process.

     (b) The Servicer, on behalf of the Trustee, shall sell such Receivables (or interests therein) on the Series 1999-One Termination Date to the bidder who made the highest cash purchase offer. The proceeds of any such sale shall be treated as Collections on the Receivables allocated to the Series 1999-One Certificateholders pursuant to the Agreement and this Supplement; PROVIDED, HOWEVER, that the Servicer shall determine conclusively the amount of such proceeds which are allocable to Finance Charge Receivables and the amount of such proceeds which are allocable to Principal Receivables. During the period from the June 2007 Distribution Date to the Series 1999-One Termination Date, the Servicer shall continue to collect payments on the Receivables and allocate and deposit such Collections in accordance with the provisions of the Agreement and the Supplements.

                                  ARTICLE VIII

                               FINAL DISTRIBUTIONS

SECTION 8.01  SALE OF RECEIVABLES OR CERTIFICATEHOLDERS' INTEREST
PURSUANT TO SECTION 2.06 OR 10.01 OF THE AGREEMENT AND SECTION 7.01 OR 7.02 OF THIS SUPPLEMENT.

     (a) (i) The amount to be paid by the Transferor with respect to Series 1999-One in connection with a reassignment of Receivables to the Transferor pursuant to Section 2.06 of the Agreement shall equal the Reassignment Amount for the first Distribution Date following the Monthly Period in which the reassignment obligation arises under the Agreement.

                  (ii) The amount to be paid by the Transferor with respect to Series 1999-One in connection with a repurchase of the Certificateholders' Interest pursuant to Section 10.01 of the Agreement shall equal the Reassignment Amount for the Distribution Date of such repurchase.

     (b) With respect to the Reassignment Amount deposited into the Collection Account pursuant to Section 7.01 or any amounts allocable to the Series 1999-One Certificateholders' Interest deposited into the Collection Account pursuant to Section 7.02, the Trustee shall, in accordance with the written direction of the Servicer, not later than 11:00 a.m., New York City time, on the related Distribution Date, make deposits or distributions of the following amounts (in the priority set forth below and, in each case after giving effect to any deposits and distributions otherwise to be made on such date) in same day funds: (i) (x) the Class A Invested Amount on such Distribution Date will be distributed to the Paying Agent for payment to the Class A Certificateholders and (y) an amount equal to the sum of (A) Class A Monthly Interest for such Distribution Date and (B) any Class A Monthly Interest previously due but not distributed to the Class A Certificateholders on a prior Distribution Date will be distributed to the Paying Agent for payment to the Class A Certificateholders and (ii) (x) the Class B Invested Amount on such Distribution Date will be distributed to the Paying Agent for payment to the Class B Certificateholders and (y) an amount equal to the sum of (A) Class B Monthly Interest for such Distribution Date and (B) any Class
B Monthly Interest previously due but not distributed to the Class B Certificateholders on a prior Distribution Date will be distributed to the Paying Agent for payment to the Class B Certificateholders.

     (c) Notwithstanding anything to the contrary in this Supplement or the Agreement, all amounts distributed to the Paying Agent pursuant to subsection 8.01(b) for payment to the Series 1999-One Certificateholders shall be deemed distributed in full to the Series 1999-One Certificateholders on the date on which such funds are distributed to the Paying Agent pursuant to this Section and shall be deemed to be a final distribution pursuant to Section
12.02 of the Agreement.

SECTION 8.02  DISTRIBUTION OF PROCEEDS OF SALE, DISPOSITION OR
LIQUIDATION OF THE RECEIVABLES PURSUANT TO SECTION 9.01 OF THE AGREEMENT.

     (a) Not later than 4:00 p.m., New York City time, on the Distribution Date following the date on which the Insolvency Proceeds are deposited into the Collection Account pursuant to subsection 9.01(b) of the Agreement, the Trustee shall in accordance with the written direction of the Servicer (in the following priority and, in each case, after giving effect to any deposits and distributions otherwise to be made on such Distribution Date) (i) deduct an amount equal to the Class A Invested Amount on such Distribution Date from the portion of the Insolvency Proceeds allocated to Series 1999-One Allocable Principal Collections and distribute such amount to the Paying Agent for payment to the Class A Certificateholders, provided that the amount of such distribution shall not exceed the product of (x) the portion of the Insolvency Proceeds allocated to Series 1999-One Allocable Principal Collections and (y) the Fixed/Floating Allocation Percentage with respect to the related Monthly Period and (ii) deduct an amount equal to the Class B Invested Amount on such Distribution Date from the portion of the Insolvency Proceeds allocated to Series 1999-One Allocable Principal Collections and distribute such amount to the Paying Agent for payment to the Class B Certificateholders, provided that the amount of such distribution shall not exceed (x) the product of (A) the portion of such Insolvency Proceeds allocated to Series 1999-One Allocable Principal Collections and (B) the Fixed/Floating Allocation Percentage with respect to the related Monthly Period minus (y) the amount distributed to the Paying Agent pursuant to clause (i) of this sentence. To the extent that the product of (A) the portion of the Insolvency Proceeds allocated to Series 1999-One Allocable Principal Collections and (B) the Fixed/Floating Allocation Percentage with respect to the related Monthly Period exceeds the aggregate amounts distributed to the Paying Agent pursuant to the preceding sentence, the excess shall be allocated to the Transferor's Interest and shall be released to the Holders of the Transferor Certificates on such Distribution Date.

     (b) Not later than 4:00 p.m., New York City time, on such Distribution Date, the Trustee shall in accordance with the written direction of the Servicer (in the following priority and, in each case, after giving effect to any deposits and distributions otherwise to be made on such Distribution
Date) (i) deduct an amount equal to the sum of (x) Class A Monthly Interest for such Distribution Date and (y) any Class A Monthly Interest previously due but not distributed to the Class A Certificateholders on a prior Distribution Date from the portion of the Insolvency Proceeds allocated to Collections of Finance Charge Receivables and distribute such amount to the Paying Agent for payment to the Class A Certificateholders, provided that the amount of such distribution shall not exceed the product of (x) the portion of the Insolvency Proceeds allocated to Series 1999-One Allocable Finance Charge Collections and (y) the Floating Allocation Percentage with respect to the related Monthly Period and (ii) deduct an amount equal to the sum of (x) Class B Monthly Interest for such Distribution Date and (y) Class B Monthly Interest previously due but not distributed to the Class B Certificateholders on a prior Distribution Date from the portion of the Insolvency Proceeds allocated to Series 1999-One Allocable Finance Charge Collections and distribute such amount to the Paying Agent for payment to the Class B Certificateholders, provided that the amount of such distribution shall not exceed (x) the product of (x) the portion of the Insolvency Proceeds allocated to Series 1999-One Allocable Finance Charge Collections and (y) the Floating Allocation Percentage with respect to the related Monthly Period minus (y) the amount distributed to the Paying Agent pursuant to clause (i) of this sentence. To the extent that the product of (A) the portion of the Insolvency Proceeds allocated to Series 1999-One Allocable Finance Charge Collections and (B) the Floating Allocation Percentage with respect to the related Monthly Period exceeds the aggregate amount distributed to the Paying Agent pursuant to the preceding sentence, the excess shall be allocated to the Transferor's Interest and shall be released to the Holders of the Transferor Certificates on such Distribution Date.

     (c) Notwithstanding anything to the contrary in this Supplement or the Agreement, all amounts distributed to the Paying Agent pursuant to this Section for payment to the Series 1999-One Certificateholders shall be distributed in full to the Series 1999-One Certificateholders on the date on which funds are distributed to the Paying Agent pursuant to this Section and shall be deemed to be a final distribution pursuant to Section 12.02 of the Agreement.

                                  ARTICLE IX

                            MISCELLANEOUS PROVISIONS

SECTION 9.01 RATIFICATION OF AGREEMENT. As supplemented by this Supplement, the Agreement is in all respects ratified and confirmed and the Agreement as so supplemented by this Supplement shall be read, taken and construed as one and the same instrument.

SECTION 9.02 COUNTERPARTS. This Supplement may be executed in two or more counterparts, and by different parties on separate counterparts, each of which shall be an original, but all of which shall constitute one and the same instrument.

SECTION 9.03 GOVERNING LAW. THIS SUPPLEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

SECTION 9.04  TAX MATTERS.

     (a) Notwithstanding anything to the contrary herein, each of the Paying Agent, Servicer or Trustee shall be entitled to withhold any amount that it determines in its sole discretion is required to be withheld pursuant to
Section 1446 of the Code and such amount shall be deemed to have been paid for all purposes of the Agreement.

     (b) Each of the Series 1999-One Certificateholders agrees that prior to the date on which the first interest payment hereunder is due thereto, it will provide to the Servicer and the Trustee (i) if such Series 1999-One Certificateholder is incorporated or organized under the laws of a jurisdiction outside the United States, two duly completed copies of the United States Internal Revenue Service Form 4224 or, if the Transferor in its sole discretion consents, Form 1001, or in either case successor applicable or required forms, (ii) a duly completed copy of United States Internal Revenue Service Form W-9 or, if the Transferor in its sole discretion consents, Form W-8, or in either case successor applicable or required forms, and (iii) such other forms and information as may be reasonably required to confirm the availability of any applicable exemption from United States federal, state or local withholding taxes. Each Series 1999-One Certificateholder agrees to provide to the Servicer and Trustee, like additional subsequent duly completed forms (subject to like consent) satisfactory to the Servicer and Trustee on or before the date that any such form expires or becomes obsolete, or upon the occurrence of any event requiring an amendment, resubmission or change in the most recent form previously delivered by it, and to provide such extensions or renewals as may be reasonably requested by the Servicer or Trustee. Each Series 1999-One Certificateholder certifies, represents and warrants that as of the date of this Agreement, or in the case of a Series 1999-One Certificateholder which is an assignee as of the date of such Certificate Assignment, that it is entitled (x) to receive payments under this Agreement without deduction or withholding (other than pursuant to Section 1446 of the Code, if applicable) of any United States federal income taxes and (y) to an exemption from United States backup withholding tax. Each Series 1999-One Certificateholder represents and warrants that it shall pay any taxes imposed on such Series 1999-One Certificateholder attributable to its interest in the Series 1999-One Certificates.

     (c) Each Series 1999-One Certificateholder agrees with the Transferor that: (a) such Series 1999-One Certificateholder will deliver to the Transferor on or before the Closing Date or the effective date of any participation or Certificate Assignment a letter in the form annexed hereto as Exhibit E (an "INVESTMENT LETTER"), executed by such assignee Series 1999-One Certificateholder, in the case of a Certificate Assignment, or by the Participant, in the case of a participation, with respect to the purchase by such Series 1999-One Certificateholder or Participant of a portion of an interest relating to the Series 1999-One Certificate and (b) all of the statements made by such Series 1999-One Certificateholder in its Investment Letter shall be true and correct as of the date made.

     (d) Each Series 1999-One Certificateholder, by its holding of an interest in the Series 1999-One Certificates, hereby severally represents, warrants and covenants, and each Series 1999-One Certificateholder that acquires an interest in the Series 1999-One Certificates by Certificate Assignment shall be deemed to have severally represented, warranted and covenanted upon such Certificate Assignment that: (i) such Series 1999-One Certificateholder has not acquired and shall not sell, trade or transfer any interest in the Series 1999-One Certificates, nor cause any interest in the Series 1999-One Certificates to be marketed, on or through either (A) an "established securities market (or the substantial equivalent thereof)" within the meaning of Section 7704(b)(1) of the Code (including an interdealer quotation system that regularly disseminates firm buy or sell quotations by identified brokers or dealers by electronic means or otherwise) or (B) a "secondary market" (or the substantial equivalent thereof) within the meaning of Section 7704(b)(2) of the Code (including a market wherein interests in the Series 1999-One Certificates are regularly quoted by any person making a market in such interests and a market wherein any person regularly makes available bid or offer quotes with respect to interests in the Series 1999-One Certificates and stands ready to effect buy or sell transactions at the quoted prices for itself or on behalf of others), and (ii) unless the Transferor consents otherwise, such Series 1999-One Certificateholder (A) is properly classified as, and shall remain classified as, a "corporation" as described in Section 7701(a)(3) of the Code and (B) is not, and shall not become, an "S corporation" as described in Section 1361 of the Code. Each Series 1999-One Certificateholder represents, warrants and covenants that it shall (A) cause each of its Participants otherwise permitted hereunder to make representations, warranties and covenants similar to the foregoing for the benefit of the Transferor and the Trust at the time such Participant becomes a Participant and (B) forward a copy of such representations, warranties and covenants to the Trustee. In the event of any breach of the representation, warranty and covenant of a Series 1999-One Certificateholder or its Participant that such Series 1999-One Certificateholder or participant shall remain classified as a corporation other than an S corporation, such Series 1999-One Certificateholder shall notify the Transferor promptly upon such Series 1999-One Certificateholder's becoming aware of such breach, and thereupon the Series 1999-One Certificateholder hereby agrees to use reasonable efforts to procure a replacement investor which is acceptable to the Transferor not so affected to replace such affected Series 1999-One Certificateholder. In any such event, the Transferor shall also have the right to procure a replacement investor. Each affected Series 1999-One Certificateholder hereby agrees to take all actions necessary to permit a replacement investor to succeed to its rights and obligations hereunder. Each Series 1999-One Certificateholder which has a Participant which has breached its representation, warranty and covenant that it shall remain classified as a corporation other than an S corporation hereby agrees (without limiting the right of the Transferor to procure a replacement investor for such Series 1999-One Certificateholder as provided above in this paragraph) to notify the Transferor of such breach promptly upon such Series 1999-One Certificateholder's becoming aware thereof and to use reasonable efforts to procure a replacement Participant, as applicable, not so affected which is acceptable to the Transferor to replace any such Participant.

     (e) Subject to the provisions of subsection (h), each Series 1999-One Certificateholder may at any time sell, assign or otherwise transfer, to the extent of such Series 1999-One Certificateholder's interest in the Series 1999-One Certificates (each, a "Certificate Assignment"), to any Person to which the Transferor may consent, which consent shall not be unreasonably withheld (it being understood that such consent shall be considered to be withheld reasonably on the basis that following such proposed Certificate Assignment the number of Private Holders would exceed 80 or otherwise cause the Trust to be in jeopardy of being treated as taxable as a publicly traded partnership pursuant to Section 7704 of the Code) all or part of its interest in the Series 1999-One Certificates; PROVIDED, HOWEVER, that any Certificate Assignment shall be void unless (i) the minimum amount of such Certificate Assignment shall be $5,000,000, (ii) such assignee Series 1999-One Certificateholder shall comply with this Section 9.04 and shall have delivered to the Trustee, prior to the effectiveness of such Certificate Assignment, a copy of an agreement under which such assignee Series 1999-One Certificateholder has made the representations, warranties and covenants required to be made pursuant to this Section 9.04, and (iii) such proposed assignee shall provide the forms described in clauses (i), (ii) and (iii) of subsection 9.04(b) (subject to the Transferor's consent, as applicable and as set forth therein) in the manner described therein. In connection with any Certificate Assignment, the assignor Series 1999-One Certificateholder shall request in writing to the Trustee (who shall promptly deliver it to the Transferor) for the consent of the Transferor (the Transferor shall respond to any such request within ten Business Days after its receipt and the Transferor will not unreasonably withhold such consent) it being understood that the obtaining of such consent is a condition to the effectiveness of the Certificate Assignment. Each assignee Series 1999-One Certificateholder is subject to the terms and conditions of subsection 9.04(b) on an ongoing basis and hereby makes the certifications, representations and warranties contained therein.

     (f) Subject to the provisions of subsection (h), any Series 1999-One Certificateholder may at any time grant a participation in all or part (but not less than $5,000,000 of its interest in Series 1999-One Certificates to any Person to which the Transferor may consent, which consent shall not be unreasonably withheld (it being understood that such consent shall be considered to be withheld reasonably on the basis that following such proposed participation the number of Private Holders would exceed 80 or otherwise cause the Trust to be in jeopardy of being treated as taxable as a publicly traded partnership pursuant to Section 7704 of the Code) (each such Person, a "Participant"); PROVIDED, HOWEVER, that such participation shall be void, unless such Participant complies with the applicable provisions of this
Section 9.04 and such Series 1999-One Certificateholder delivers to the Trustee, prior to the effectiveness of its participation, a copy of an agreement under which such Participant has made the representations, warranties and covenants required to be made pursuant to this Section. In connection with the granting of any such participation to any Person, the granting Series 1999-One Certificateholder shall provide a written request to the Trustee (who shall promptly deliver it to the Transferor) for the consent of the Transferor to the granting of the specified interest to any identified prospective Participant, the Transferor shall respond to any such request within ten Business Days after its receipt, it being understood that the obtaining of such consent is a condition to the effectiveness of a participation. Each Series 1999-One Certificateholder hereby acknowledges and agrees that any such participation will not alter or affect in any way whatsoever such Series 1999-One Certificateholder's direct obligations hereunder and that the Transferor shall have no obligation to have any communication or relationship whatsoever with any Participant of such Series 1999-One Certificateholder in order to enforce the obligations of such Series 1999-One Certificateholder hereunder. Each Series 1999-One Certificateholder shall promptly notify the Trustee (which shall promptly notify the Transferor) in writing of the identity and interest of each Participant upon any such disposition. As a condition of granting any participation, the Series 1999-One Certificateholder hereby agrees to deliver to the Transferor a certification of the proposed Participant pursuant to which the Participant certifies, represents and warrants that (i) such Participant is entitled to
(x) receive payments with respect to its participation without deduction or withholding of any United States federal income taxes and (y) an exemption from United States backup withholding tax, (ii) prior to the date on which the first interest payment is due to the Participant, such Series 1999-One Certificateholder will provide to the Servicer and Trustee, the forms described in clauses (i), (ii) and (iii) of subsection 9.04(b) (subject to the Transferor's consent, as applicable and as set forth therein) as though the Participant were a Series 1999-One Certificateholder, (iii) such Series 1999-One Certificateholder similarly will provide subsequent forms as described in subsection 9.04(b) with respect to such Participant as though it were a Series 1999-One Certificateholder, and (iv) such Participant will pay any taxes imposed on its participation interest in the Series 1999-One Certificates.

     (g) Any holder of an interest in the Trust acquired pursuant to Section 12.02(c) of the Agreement in respect of the Series 1999-One Certificates shall be required to represent and covenant in connection with such acquisition that (x) it has neither acquired, nor will it sell, trade or transfer any interest in the Trust or cause any interest in the Trust to be marketed on or through either (i) an "established securities market" within the meaning of Code section 7704(b)(1), including without limitation an interdealer quotation system that regularly disseminates firm buy or sell quotations by identified brokers or dealers by electronic means or otherwise or (ii) a "secondary market (or the substantial equivalent thereof)" within the meaning of Code section 7704(b)(2), including a market wherein interests in the Trust are regularly quoted by any person making a market in such interests and a market wherein any person regularly makes available to the public bid or offer quotes with respect to interests in the Trust and stands ready to effect buy or sell transactions at the quoted prices for itself or on behalf of others, (y) unless the Transferor consents otherwise (which consent shall be based on an Opinion of Counsel generally to the effect that the action taken pursuant to the consent will not cause the Trust to become a publicly traded partnership treated as a corporation), such holder (i) is properly classified as, and will remain classified as, a "corporation" as described in Code section 7701(a)(3) and (ii) is not, and will not become, an S corporation as described in Code section 1361, and (z) it will (i) cause any participant with respect to such interest otherwise permitted hereunder to make similar representations and covenants for the benefit of the Transferor and the Trust and (ii) forward a copy of such representations and covenants to the Trustee. Each such holder shall further agree in connection with its acquisition of such interest that, in the event of any breach of its (or its participant's) representation and covenant that it (or its participant) is and shall remain classified as a corporation other than an S corporation, the Transferor shall have the right to procure a replacement investor to replace such holder (or its participant), and further that such holder shall take all actions necessary to permit such replacement investor to succeed to its rights and obligations as a holder (or to the rights of its participant).

     (h) Except (i) as provided in subsections (e) and (f) above and (ii) in connection with any pledge to any Federal Reserve Bank to secure any obligation of a Series 1999-One Certificateholder, no Investor Certificateholder may transfer, assign, exchange or otherwise convey or pledge, hypothecate, or otherwise grant a security interest in a Series 1999-One Certificate and any such attempted transfer, assignment, exchange, conveyance, pledge, hypothecation or grant shall be void.

SECTION 9.05  ADDITIONAL PROVISIONS REGARDING AGREEMENT.

     (a) The Transferor may not either (i) convey Participation Interests pursuant to Section 2.09(b) of the Agreement, (ii) designate Additional Transferors pursuant to Section 2.09(d) of the Agreement, (iii) exercise its defeasance option with respect to Series 1999-One pursuant to Section 12.04 of the Agreement or (iv) change the Discount Percentage pursuant to Section
2.12 of the Agreement, without the prior written consent of the Administrative Agent.

     (b) Promptly after the execution of any amendment or consent pursuant to
Section 13.01 of the Agreement (other than an amendment pursuant to 13.01(a)), the Trustee shall furnish notification of the form of such amendment to the Administrative Agent and the consent of the Administrative Agent shall be necessary to approve the particular form of any proposed amendment.

     (c)(i) On the date of execution of this Supplement, the Transferor shall have a net worth calculated in accordance with generally accepted accounting principles of at least $10,000,000 and (ii) the Transferor shall make no distributions of dividends or returns of capital comprising its net worth, as calculated in accordance with generally accepted accounting principles, except to the extent that, after giving effect thereto, the Transferor shall have a net worth at least equal to the greater of (a) 10% of the highest balance of Principal Receivables outstanding with respect to the immediately preceding twelve (12) calendar month period or (b) $10,000,000.

     (d) For so long as no other Series of Investor Certificates other than Series 1999-One is outstanding, Sections 3.06(a) and (b) of the Agreement shall not be applicable.

SECTION 9.06  ADDITIONAL PROVISIONS REGARDING THE SERVICER.

     (a) NO EXTENSION OR AMENDMENT OF RECEIVABLES. Except as otherwise expressly permitted by the Agreement and the Credit Card Guidelines, the Servicer will not extend, amend or otherwise modify the terms of any Receivable, or amend, modify or waive any term or condition of any Account related thereto. The Servicer further covenants that, except as otherwise required by any Requirement of Law, it shall not reduce the periodic finance charges assessed on any Receivable or other fees on any Account if, as a result of such reduction, the reasonable expectation of the Net Yield as of such date would be less than 2.00% or has a material adverse effect on the Series 1999-One Certificateholders and unless (a) such reduction is made applicable to the comparable segment of the consumer revolving credit accounts owned or serviced by the Servicer that have characteristics the same as, or substantially similar to, the Accounts that are the subject of such change or (b) if it does not own such a comparable segment, it will not make any such change with the intent to materially benefit the Transferor or itself over the Series 1999-One Certificateholders.

     (b) NO ASSIGNMENT. The Servicer shall not assign any of its rights or delegate any of its duties hereunder or under the Agreement, other than delegation to Columbus Bank pursuant to the Subservicer Letter Agreement, dated as of August 29, 1997, by and between the Servicer and Columbus Bank, without the prior written consent of the Agent.

     (c) FURNISHING OF INFORMATION AND INSPECTION OF RECORDS. (i) The Servicer will furnish to the Transferor from time to time such information with respect to the Receivables as the Transferor may reasonably request, including, without limitation, listings identifying the Obligor and the outstanding Principal Balance for each Receivable.

                  (ii) The Servicer will at any time and from time to time during regular business hours permit the Transferor or its agents, designees, or representatives, (a) to examine and make copies of and take abstracts from all Records and (b) to visit the offices and properties of the Servicer for the purpose of examining such Records, and to discuss matters relating to Receivables or the Servicer's performance under the Agreement with any of the officers, directors, employees or independent public accountants of the Servicer having knowledge of such matters.

     (d) KEEPING OF RECORDS AND BOOKS OF ACCOUNT. The Servicer will maintain and implement administrative and operating procedures (including, without limitation, an ability to recreate records evidencing Receivables in the event of the destruction of the originals thereof, and keep and maintain, all documents, books, records and other information reasonably necessary or advisable for the collection of all Receivables (including, without limitation, records adequate to permit the daily identification of each new Receivable and all Collections of and adjustments to each existing Receivable). The Servicer will give the Transferor notice of any material change in the administrative and operating procedures of the Servicer referred to in the previous sentence.

SECTION 9.07 NOTICES. The Trustee shall give notice to the Agent of any proposed change or amendment to either the Affinity Card Agreement or the Facilities Management Services Agreement with respect to which the Trustee's consent is sought pursuant to the Agreement.


SECTION 9.08  MISCELLANEOUS.

     (a) Notwithstanding anything to the contrary contained herein, prior to the date the first Class A Invested Amount Increase occurs, the amounts payable to the Holders of the Transferor Certificate pursuant to Section 4.01(b) and 4.01(c)(ii) shall not be subject to the Release Conditions and shall be withdrawn by the Servicer on Deposit Dates and paid to the Holders of the Transferor Certificates.

                  IN WITNESS WHEREOF, the undersigned have caused this Supplement to be duly executed and delivered by their respective duly authorized officers on the day and year first above written.

                                   COMPUCREDIT FUNDING CORP.
                                   Transferor

                                   By: /s/ Brett M. Samsky
                                      ------------------------------------------
                                   Name:   Brett M. Samsky
                                   Title:      President

                                   COMPUCREDIT CORPORATION
                                   Servicer

                                   By: /s/ Brett M. Samsky
                                      ------------------------------------------
                                   Name:   Brett M. Samsky
                                   Title:      Chief Financial Officer


                                   BANKERS TRUST COMPANY
                                   not in its individual capacity, but solely as Trustee,

                                   By: /s/ illegible
                                      ------------------------------------------
                                      Name:
                                     Title:



















                                 [Signature Page for Series 1999-One Supplement]

                                                                       Exhibit A

         FORM OF CLASS A CERTIFICATE EXHIBIT A

         THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). NEITHER THIS CERTIFICATE NOR ANY PORTION HEREOF MAY BE OFFERED, SOLD, PLEDGED, OR OTHERWISE TRANSFERRED EXCEPT IN COMPLIANCE WITH THE REGISTRATION PROVISIONS OF THE 1933 ACT AND ANY APPLICABLE PROVISIONS OF ANY STATE BLUE SKY OR SECURITIES LAWS OR PURSUANT TO AN AVAILABLE EXEMPTION FROM SUCH REGISTRATION PROVISIONS. THE TRANSFER OF THIS CERTIFICATE IS SUBJECT TO CERTAIN CONDITIONS SET FORTH IN THE POOLING AND SERVICING AGREEMENT AND THE SERIES 1999-ONE SUPPLEMENT THERETO REFERRED TO HEREIN.

         NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED TO AN EMPLOYEE BENEFIT PLAN, TRUST OR ACCOUNT THAT IS SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR DESCRIBED IN SECTION 4975(e)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED.

         NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED, ASSIGNED, EXCHANGED OR OTHERWISE PLEDGED OR CONVEYED, EXCEPT IN ACCORDANCE WITH THE POOLING AND SERVICING AGREEMENT AND SERIES 1999-ONE SUPPLEMENT REFERRED TO HEREIN.

REGISTERED                                                          $__________

No. R-__________                                          CUSIP No.

COMPUCREDIT CREDIT CARD MASTER TRUST

SERIES 1999-ONE

CLASS A FLOATING RATE VARIABLE FUNDING CERTIFICATE

Evidencing an undivided interest in certain assets of a trust, the corpus of which consists primarily of an interest in receivables generated from time to time in the ordinary course of business in a portfolio of consumer revolving credit card accounts serviced by

COMPUCREDIT CORPORATION

and other assets and interests constituting the Trust under the Pooling and Servicing Agreement referred to below.

(Not an interest in or obligation of CompuCredit Corporation, CompuCredit Funding Corp. or any of their respective affiliates).

This certifies that Variable Funding Capital Corporation (the "CLASS A CERTIFICATEHOLDER") is the registered owner of a fractional undivided interest in certain assets of a trust (the "TRUST") created pursuant to the Pooling and Servicing Agreement, dated as of August 29, 1997 (the "AGREEMENT"), as supplemented by the Series 1999-One Supplement dated as of __________, 1999 (the "SUPPLEMENT"), among CompuCredit Funding Corp., as Transferor, CompuCredit Corporation, as Servicer, and Bankers Trust Company, a banking corporation organized under the laws of the State of New York, as trustee (the "TRUSTEE"). The corpus of the Trust consists of (i) in the case of Receivables arising in the Initial Accounts, the Receivables existing at the close of business on the Initial Cut-Off Date, and thereafter created from time to time in the Initial Accounts until the termination of the Trust and (ii) in the case of Receivables arising in the Automatic Additional Accounts, the Receivables created from time to time after the Initial Cut-Off Date until the termination of the Trust, (iii) all Interchange and Recoveries allocable to the Trust as provided in the Agreement, (iv) all rights to payment and amounts due or to become due with respect to all of the foregoing, (v) the Collection Account, the Series Accounts and the Special Funding Account and all amounts, investment property, financial assets and property credited to each and/or all of such accounts, (vi) any property conveyed to the Trustee on behalf of the Trust pursuant to any Participation Interest Supplement, (vii) all Series Enhancements, (viii) Recoveries attributable to cardholder charges for merchandise and services in the Accounts, (ix) all of the Transferor's rights under the Receivables Purchase Agreement and (x) all amounts received with respect to any of the foregoing;
(xi) all proceeds (including "proceeds" as defined in the UCC) thereof and
(xii) all monies and other property on deposit in the Collection Account, the Series Accounts and the Special Funding Account, the rights of the Trustee on behalf of the Trust under the Agreement and any Supplement, the property conveyed to the Trustee on behalf of the Trust under any Participation Interest Supplement, any Series Enhancement, the right to receive Recoveries attributed to cardholder charges for merchandise and services in the Accounts and the rights of the Transferor under the Receivables Purchase Agreement. The Holder of this Certificate is entitled to the benefits of the subordination of the Class B Certificates to the extent provided in the Supplement. Although a summary of certain provisions of the Agreement and the Supplement is set forth below and in the Summary of Terms and Conditions attached hereto and made a part hereof, this Class A Certificate does not purport to summarize the Agreement and the Supplement and reference is made to the Agreement and the Supplement for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Trustee. A copy of the Agreement and the Supplement (without schedules) may be requested from the Trustee by writing to the Trustee at the Corporate Trust Office. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Agreement or the Supplement, as applicable.

                  This Class A Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement and the Supplement, to which Agreement and Supplement, each as amended and supplemented from time to time, the Class A Certificateholder by virtue of the acceptance hereof assents and is bound.

                  It is the intent of the Transferor and the Class A Certificateholder that, for federal, state and local income and franchise tax purposes only, the Class A Certificate will qualify as indebtedness of the Transferor secured by the Receivables. The Class A Certificateholder, by the acceptance of this Class A Certificate, agrees to treat this Class A Certificate for federal, state and local income and franchise tax purposes as debt of the Transferor.

                  In general, payments of principal with respect to the Class A Certificate are limited to the Class A Invested Amount, which may be less than the unpaid principal balance of the Class A Certificate.

                  This Class A Certificate may not be acquired by or for the account of any employee benefit plan, trust or account, including an individual retirement account, that is subject to the Employee Retirement Security Act of 1974, as amended, or that is described in Section 4975(e)(1) of the Internal Revenue Code of 1986, as amended, or an entity whose underlying assets include plan assets by reason of a plan's investment in such entity (a "BENEFIT PLAN"). By accepting and holding this Class A Certificate, the Holder hereof shall be deemed to have represented and warranted that it is a not a Benefit Plan. By acquiring any interest in this Class A Certificate, the applicable Certificate Owner or Owners shall be deemed to have represented and warranted that it or they are not Benefit Plans

                  Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Class A Certificate shall not be entitled to any benefit under the Agreement or the Supplement or be valid for any purpose.

                  IN WITNESS WHEREOF, the Transferor has caused this Class A Certificate to be duly executed.

                                        COMPUCREDIT FUNDING CORP.


                                        By:
                                           ------------------------------
                                        Name:
                                        Title:



Dated: ___________________, 1999

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

This is the Class A Certificate described in the within-mentioned Agreement and Supplement.

                                        BANKERS TRUST COMPANY,
                                        as Trustee,


                                        By:
                                           ------------------------------
                                           Authorized Officer

                                           or

                                        By:
                                           ------------------------------
                                           as Authenticating Agent
                                           for the Trustee,


                                        By:
                                           ------------------------------
                                           Authorized Officer

                      COMPUCREDIT CREDIT CARD MASTER TRUST

                                 SERIES 1999-ONE

               CLASS A FLOATING RATE VARIABLE FUNDING CERTIFICATE

                         Summary of Terms and Conditions

                  The Receivables consist of Principal Receivables which arise generally from the purchase of goods and services and amounts advanced to cardmembers as cash advances and Finance Charge Receivables. This Class A Certificate is one of a Series of Certificates entitled CompuCredit Credit Card Master Trust, Series 1999-One (the "SERIES 1999-ONE CERTIFICATES"), and one of a class thereof entitled Class A Series 1999-One Floating Rate Variable Funding Certificates, (the "CLASS A CERTIFICATE"), each of which represents a fractional, undivided interest in certain assets of the Trust. The assets of the Trust are allocated in part to the Investor Certificateholders of all outstanding Series (the "CERTIFICATEHOLDERS' INTEREST") with the remainder allocated to the Holder of the Transferor Certificate. The aggregate interest represented by the Class A Certificate at any time in the Principal Receivables in the Trust shall not exceed an amount equal to the Class A Invested Amount at such time. The Class A Initial Invested Amount is $0. The Class A Invested Amount on any determination date will be an amount equal to (a) the Class A Initial Invested Amount, PLUS (b) the aggregate principal amount of Class A Invested Amount Increases pursuant to Section 4.13 of the Supplement prior to such date, MINUS (c) the aggregate amount of principal payments made to the Class A Certificateholders on or prior to such date, MINUS (d) the excess, if any, of the aggregate amount of Class A Investor Charge-Offs for all prior Distribution Dates over Class A Investor Charge-Offs reimbursed pursuant to subsections 4.05(a)(vii) and 4.07(a) of the Supplement prior to such date.

                  Subject to the terms and conditions of the Agreement, the Transferor may, from time to time, direct the Trustee, on behalf of the Trust, to issue one or more new Series of Investor Certificates, which will represent fractional, undivided interests in certain of the Trust Assets.

                  On each Distribution Date, the Paying Agent shall distribute to each Class A Certificateholder of record on the last day of the preceding calendar month (each a "RECORD DATE") such amounts as are payable to the Class A Certificateholders pursuant to the Agreement and the Supplement. Distributions with respect to this Class A Certificate will be made by the Paying Agent by wire transfer of immediately available funds to the account that has been designated by the Certificateholder of this Class A Certificate not less than ten business Days prior to such Distribution Date. Final payment of this Class A Certificate will be made only upon presentation and surrender of this Class A Certificate at the office or agency specified in the notice of final distribution delivered by the Trustee to the Series 1999-One Certificateholders in accordance with the Agreement and the Supplement.

                  On any day occurring on or after the day on which the Invested Amount is reduced to 10% or less of the largest Initial Invested Amount at any time on or after the Closing Date, the Transferor has the option to repurchase the Series 1999-One Certificateholders' Interest in the Trust. The repurchase price will be equal to (a) if such day is a Distribution Date, the Reassignment Amount for such Distribution Date or (b) if such day is not a Distribution Date, the Reassignment Amount for the Distribution Date following such day. Following the deposit of the Reassignment Amount in the Collection Account, the Invested Amount for Series 1997-One shall be reduced to zero and the Series 1999-One Certificateholders will not have any interest in the Receivables and the Series 1999-One Certificates will represent only the right to receive such Reassignment Amount.

                  THIS CLASS A CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF, OR AN INTEREST IN, THE TRANSFEROR OR THE SERVICER OR ANY AFFILIATE OF EITHER OF THEM AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY OR INSTRUMENTALITY. THIS CLASS A CERTIFICATE IS LIMITED IN RIGHT OF PAYMENT TO CERTAIN COLLECTIONS WITH RESPECT TO THE RECEIVABLES (AND CERTAIN OTHER AMOUNTS), ALL AS MORE SPECIFICALLY SET FORTH HEREINABOVE AND IN THE AGREEMENT AND THE SUPPLEMENT.

                  The transfer or exchange of this Class A Certificate shall be registered in the Certificate Register upon surrender of this Class A Certificate for registration of transfer or exchange at any office or agency maintained by the Transfer Agent and Registrar accompanied by a written instrument of transfer, in a form satisfactory to the Trustee or the Transfer Agent and Registrar, duly executed by the Class A Certificateholder or such Class A Certificateholder's attorney, and duly authorized in writing with such signature guaranteed, and thereupon one or more new Class A Certificates of authorized denominations and for the same aggregate fractional undivided interest will be issued to the designated transferee or transferees.

                  As provided in the Agreement and subject to certain limitations therein set forth, Class A Certificates are exchangeable for new Class A Certificates evidencing like aggregate fractional, undivided interests as requested by the Class A Certificateholder surrendering such Class A Certificates. No service charge may be imposed for any such exchange but the Servicer or Transfer Agent and Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

                  The Servicer, the Trustee, the Paying Agent and the Transfer Agent and Registrar and any agent of any of them, may treat the person in whose name this Class A Certificate is registered as the owner hereof for all purposes, and neither the Servicer nor the Trustee, the Paying Agent, the Transfer Agent and Registrar, nor any agent of any of them, shall be affected by notice to the contrary except in certain circumstances described in the Agreement.

                  THIS CLASS A CERTIFICATE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                                   ASSIGNMENT

Social Security or other identifying number of assignee _______________________


   FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

_______________________________________________________________________________
                  (name and address of assignee)

the within certificate and all rights thereunder, and hereby irrevocably constitutes and appoints ______________, attorney, to transfer said certificate on the books kept for registration thereof, with full power of substitution in the premises.


Dated: ___________________________________1/




                                      Signature Guaranteed:



-------------------
1/ NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Certificate in every particular, without alteration, enlargement or any change whatsoever.

                                                                       Exhibit B

         FORM OF CLASS B CERTIFICATE EXHIBIT B

         THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). NEITHER THIS CERTIFICATE NOR ANY PORTION HEREOF MAY BE OFFERED, SOLD, PLEDGED, OR OTHERWISE TRANSFERRED EXCEPT IN COMPLIANCE WITH THE REGISTRATION PROVISIONS OF THE 1933 ACT AND ANY APPLICABLE PROVISIONS OF ANY STATE BLUE SKY OR SECURITIES LAWS OR PURSUANT TO AN AVAILABLE EXEMPTION FROM SUCH REGISTRATION PROVISIONS. THE TRANSFER OF THIS CERTIFICATE IS SUBJECT TO CERTAIN CONDITIONS SET FORTH IN THE POOLING AND SERVICING AGREEMENT AND THE SERIES 1999-ONE SUPPLEMENT THERETO REFERRED TO HEREIN.

         NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED TO AN EMPLOYEE BENEFIT PLAN, TRUST OR ACCOUNT THAT IS SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR DESCRIBED IN SECTION 4975(e)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED.

         NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED, ASSIGNED, EXCHANGED OR OTHERWISE PLEDGED OR CONVEYED, EXCEPT IN ACCORDANCE WITH THE POOLING AND SERVICING AGREEMENT AND SERIES 1999-ONE SUPPLEMENT REFERRED TO HEREIN.

REGISTERED                                                         $__________

No. R-__________                                        CUSIP No.

COMPUCREDIT CREDIT CARD MASTER TRUST

SERIES 1999-ONE

CLASS B FLOATING RATE VARIABLE FUNDING CERTIFICATE

Evidencing an undivided interest in certain assets of a trust, the corpus of which consists primarily of an interest in receivables generated from time to time in the ordinary course of business in a portfolio of consumer revolving credit card accounts serviced by

COMPUCREDIT CORPORATION

and other assets and interests constituting the Trust under the Pooling and Servicing Agreement referred to below.

(Not an interest in or obligation of CompuCredit Corporation, CompuCredit Funding Corp. or any of their respective affiliates). This certifies that CompuCredit Funding Corp. (the "CLASS B CERTIFICATEHOLDER") is the registered owner of a fractional, undivided interest in certain assets of a trust (the "TRUST") created pursuant to the Pooling and Servicing Agreement, dated as of August 29, 1997 (the "AGREEMENT"), as supplemented by the Series 1999-One Supplement dated
as of          , 1999 (the "SUPPLEMENT"), among CompuCredit Funding Corp. as
Transferor, CompuCredit Corporation, as Servicer, and Bankers Trust Company, a banking corporation organized under the laws of the State of New York, as trustee (the "TRUSTEE"). The corpus of the Trust consists of (i) in the case of Receivables arising in the Initial Accounts, the Receivables existing at the close of business on the Initial Cut-Off Date, and thereafter created from time to time in the Initial Accounts until the termination of the Trust and (ii) in the case of Receivables arising in the Automatic Additional Accounts, the Receivables created from time to time after the Initial Cut-Off Date until the termination of the Trust, (iii) all Interchange and Recoveries allocable to the Trust as provided in the Agreement, (iv) all rights to payment and amounts due or to become due with respect to all of the foregoing, (v) the Collection Account, the Series Accounts and the Special Funding Account and all amounts, investment property, financial assets and property credited to each and/or all of such accounts, (vi) any property conveyed to the Trustee on behalf of the Trust pursuant to any Participation Interest Supplement, (vii) all Series Enhancements, (viii) Recoveries attributable to cardholder charges for merchandise and services in the Accounts, (ix) all of the Transferor's rights under the Receivables Purchase Agreement and (x) all amounts received with respect to any of the foregoing;
(xi) all proceeds (including "proceeds" as defined in the UCC) thereof and
(xii) all monies and other property on deposit in the Collection Account, the Series Accounts and the Special Funding Account, the rights of the Trustee on behalf of the Trust under the Agreement and any Supplement, the property conveyed to the Trustee on behalf of the Trust under any Participation Interest Supplement, any Series Enhancement, the right to receive Recoveries attributed to cardholder charges for merchandise and services in the Accounts and the rights of the Transferor under the Receivables Purchase Agreement. Although a summary of certain provisions of the Agreement and the Supplement is set forth below and in the Summary of Terms and Conditions attached hereto and made a part hereof, this Class B Certificate does not purport to summarize the Agreement and the Supplement and reference is made to the Agreement and the Supplement for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Trustee. A copy of the Agreement and the Supplement (without schedules) may be requested from the Trustee by writing to the Trustee at the Corporate Trust Office. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Agreement or the Supplement, as applicable.

                  This Class B Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement and the Supplement, to which Agreement and Supplement, each as amended and supplemented from time to time, the Class B Certificateholder by virtue of the acceptance hereof assents and is bound.

                  THIS CLASS B CERTIFICATE IS SUBORDINATED TO THE EXTENT NECESSARY TO FUND PAYMENTS ON THE CLASS A CERTIFICATES TO THE EXTENT SPECIFIED IN THE SUPPLEMENT.

                  It is the intent of the Transferor and the Class B Certificateholder that, for federal, state and local income and franchise tax purposes only, the Class B Certificate will qualify as indebtedness of the Transferor secured by the Receivables. The Class B Certificateholder, by the acceptance of this Class B Certificate, agrees to treat this Class B Certificate for federal, state and local income and franchise tax purposes as debt of the Transferor.

                  In general, payments of principal with respect to the Class B Certificate are limited to the Class B Invested Amount, which may be less then the unpaid principal balance of the Class B Certificate.

                  This Class B Certificate may not be acquired by or for the account of any employee benefit plan, trust or account, including an individual retirement account, that is subject to the Employee Retirement Security Act of 1974, as amended, or that is described in Section 4975(e)(1) of the Internal Revenue Code of 1986, as amended, or an entity whose underlying assets include plan assets by reason of a plan's investment in such entity (a "BENEFIT PLAN"). By accepting and holding this Class B Certificate, the Holder hereof shall be deemed to have represented and warranted that it is a not a Benefit Plan. By acquiring any interest in this Class B Certificate, the applicable Certificate Owner or Owners shall be deemed to have represented and warranted that it or they are not Benefit Plans.

                  Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Class B Certificate shall not be entitled to any benefit under the Agreement or the Supplement or be valid for any purpose.

                  IN WITNESS WHEREOF, the Transferor has caused this Class B Certificate to be duly executed.

                                         COMPUCREDIT FUNDING CORP.


                                         By:
                                           ------------------------------
                                            Name:
                                            Title:



Dated:             , 1999

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

                  This is the Class B Certificate described in the within mentioned Agreement and Supplement.

                                        BANKERS TRUST COMPANY,
                                        as Trustee,


                                        By:
                                           ------------------------------
                                               Authorized Officer

                                               or

                                        By:
                                           ------------------------------
                                               as Authenticating Agent
                                               for the Trustee,


                                        By:
                                           ------------------------------
                                               Authorized Officer

                      COMPUCREDIT CREDIT CARD MASTER TRUST

                                 SERIES 1999-ONE

               CLASS B FLOATING RATE VARIABLE FUNDING CERTIFICATE

                         Summary of Terms and Conditions

                  The Receivables consist of Principal Receivables which arise generally from the purchase of goods and services and amounts advanced to cardmembers as cash advances and Finance Charge Receivables. This Class B Certificate is one of a Series of Certificates entitled CompuCredit Credit Card Master Trust, Series 1999-One (the "SERIES 1999-ONE CERTIFICATES"), and one of a class thereof entitled Class B Series 1999-One Floating Rate Variable Funding Certificates, (the "CLASS B CERTIFICATE"), each of which represents a fractional, undivided interest in certain assets of the Trust. The assets of the Trust are allocated in part to the Investor Certificateholders of all outstanding Series (the "CERTIFICATEHOLDERS' INTEREST") with the remainder allocated to the Holder of the Transferor Certificate. The aggregate interest represented by the Class B Certificate at any time in the Principal Receivables in the Trust shall not exceed an amount equal to the Class B Invested Amount at such time. The Class B Initial Invested Amount is $0. The Class B Invested Amount on any date will be an amount equal to (a) the Class B Initial Invested Amount, PLUS (b) the aggregate principal amount of Class B Invested Amount Increases pursuant to
Section 4.13 on or prior to such date, MINUS (c) the aggregate amount of principal payments made to the Class B Certificateholders prior to such date, MINUS (d) the aggregate amount of Class B Investor Charge-Offs for all prior Distribution Dates, MINUS (e) the amount of Reallocated Principal Collections allocated on all prior Distribution Dates pursuant to Section 4.08 of the Supplement, MINUS (f) an amount equal to the amount by which the Class B Invested Amount has been reduced on all prior Distribution Dates pursuant to subsection 4.06(a), PLUS (g) the amount of Available Funds allocated and available on all prior Distribution Dates pursuant to subsection 4.05(a)(xii) for the purpose of reimbursing amounts deducted pursuant to the foregoing clauses (d), (e), (f); and PLUS (h) the amount of Excess Spread and Excess Finance Charge Collections allocated and available on all prior Distribution Dates pursuant to subsection 4.07(a) for the purpose of reimbursing amounts deducted pursuant to the foregoing clauses (d), (e) and (f); PROVIDED, HOWEVER, that the Class B Invested Amount may not be reduced below zero.

                  Subject to the terms and conditions of the Agreement, the Transferor may, from time to time, direct the Trustee, on behalf of the Trust, to issue one or more new Series of Investor Certificates, which will represent fractional, undivided interests in certain of the Trust Assets.

                  On each Distribution Date, the Paying Agent shall distribute to each Class B Certificateholder of record on the last day of the preceding calendar month (each a "RECORD DATE") such amounts as are payable to the Class B Certificateholders pursuant to the Agreement and the Supplement. Distributions with respect to this Class B Certificate will be made by the Paying Agent by wire transfer of immediately available funds to the account that has been designated by the Certificateholder of this Class A Certificate not less than ten business Days prior to such Distribution Date. Final payment of this Class B Certificate will be made only upon presentation and surrender of this Class B Certificate at the office or agency specified in the notice of final distribution delivered by the Trustee to the Series 1999-One Certificateholders in accordance with the Agreement and the Supplement.

                  On any day occurring on or after the day on which the Invested Amount is reduced to 10% or less of the largest Invested Amount at any time on or after the Closing Date, the Transferor has the option to repurchase the Series 1999-One Certificateholders' Interest in the Trust. The repurchase price will be equal to (a) if such day is a Distribution Date, the Reassignment Amount for such Distribution Date or (b) if such day is not a Distribution Date, the Reassignment Amount for the Distribution Date next following such day. Following the deposit of the Reassignment Amount in the Collection Account, the Invested Amount for Series 1999-One shall be reduced to zero and the Series 1999-One Certificateholders will not have any interest in the Receivables and the Series 1999-One Certificates will represent only the right to receive such Reassignment Amount.

                  THIS CLASS B CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF, OR AN INTEREST IN, THE TRANSFEROR OR THE SERVICER OR ANY AFFILIATE OF EITHER OF THEM AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY OR INSTRUMENTALITY. THIS CLASS B CERTIFICATE IS LIMITED IN RIGHT OF PAYMENT TO CERTAIN COLLECTIONS WITH RESPECT TO THE RECEIVABLES (AND CERTAIN OTHER AMOUNTS), ALL AS MORE SPECIFICALLY SET FORTH HEREINABOVE AND IN THE AGREEMENT AND THE SUPPLEMENT.

                  The transfer or exchange of this Class B Certificate shall be registered in the Certificate Register upon surrender of this Class B Certificate for registration of transfer or exchange at any office or agency maintained by the Transfer Agent and Registrar accompanied by a written instrument of transfer, in a form satisfactory to the Trustee or the Transfer Agent and Registrar, duly executed by the Class B Certificateholder or such Class B Certificateholder's attorney, and duly authorized in writing with such signature guaranteed, and thereupon one or more new Class B Certificates of authorized denominations and for the same aggregate fractional undivided interest will be issued to the designated transferee or transferees.

                  As provided in the Agreement and subject to certain limitations therein set forth, Class B Certificates are exchangeable for new Class B Certificates evidencing like aggregate fractional undivided interests as requested by the Class B Certificateholder surrendering such Class B Certificates. No service charge may be imposed for any such exchange but the Servicer or Transfer Agent and Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

                  The Servicer, the Trustee, the Paying Agent and the Transfer Agent and Registrar and any agent of any of them, may treat the person in whose name this Class B Certificate is registered as the owner hereof for all purposes, and neither the Servicer nor the Trustee, the Paying Agent, the Transfer Agent and Registrar, nor any agent of any of them, shall be affected by notice to the contrary except in certain circumstances described in the Agreement.

                  THIS CLASS B CERTIFICATE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT

REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                                   ASSIGNMENT

Social Security or other identifying number of assignee _______________________

    FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

_______________________________________________________________________________
(name and address of assignee)

the within certificate and all rights thereunder, and hereby irrevocably constitutes and appoints , attorney, to transfer said certificate on the books kept for registration thereof, with full power of substitution in the premises.

Dated: ___________________________ 2/


         Signature Guaranteed:


         --------------------


--------
2 / NOTE: The signature to this Assignment must correspond with the name of the registered owner as it appears on the face of the within Certificate in every particular, without alteration, enlargement or any change whatsoever.

                                                                     EXHIBIT C-1

                      FORM OF MONTHLY SERVICER'S STATEMENT
-------------------------------------------------------------------------------



                      COMPUCREDIT CREDIT CARD MASTER TRUST

                                SERIES 1999-ONE
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

MONTHLY PERIOD - FROM:                          __/__/99
                   TO:                          __/__/99
DETERMINATION DATE:                             __/__/99
DISTRIBUTION DATE:                              __/__/99
NUMBER OF DAYS IN THE MONTHLY PERIOD:           __/__/99
FACILITY AMOUNT:                           $____________
REVOLVING PERIOD OR AMORTIZATION PERIOD?
PAY-OUT EVENT?

Pursuant to Section 3.04(b) of the Pooling and Servicing Agreement dated as of August 29, 1997 (the "Pooling and Servicing Agreement") among CompuCredit Corporation as Servicer ("CompuCredit"); CompuCredit Funding Corp. as Transferor ("Funding"); and Bankers Trust Company as Trustee (the "Trustee"); and section 5.02(b) of the Series 1999-One Supplement to the Pooling and Servicing Agreement dated as of January ___, 1999 (the "Series Supplement") among CompuCredit, Funding and the Trustee (the Pooling and Servicing Agreement together, with the Series Supplement, the "Agreement"), CompuCredit is required to prepare certain information each month regarding the current distributions to the Certificateholders and the performance of the CompuCredit Credit Card Master Trust (the "Trust") during the previous month. The undersigned, a duly authorized representative of the Servicer, does hereby certify:

         i. Capitalized terms used in this Certificate have their respective meanings set forth in the Agreement. References herein to certain sections and subsections are references to their respective sections and subsections of the Agreement.

         ii. This Certificate is being delivered pursuant to Section 5.02(b) of the Series Supplement.

         iii. CompuCredit is the Servicer under the Agreement. The undersigned is an authorized officer of the Servicer.

         iv. The date of this Certificate is on, or prior to, the Determination Date, prior to the Distribution Date specified above.

         v.       No Pay-Out Event has occurred under the Agreement.

                                  C-1-1

         vi. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Monthly Period preceding such Distribution Date.

A.       PRINCIPAL BALANCE INFORMATION


         1. Aggregate Principal Receivables (excluding Finance Charge Receivables and Defaulted Receivables)



                 (a)      such Principal Receivables outstanding on the last day
                          of the Monthly Period.................................      ---------

                 (b)      such Principal Receivables outstanding on the last day
                          of the prior Monthly Period (prior month line 1(a))
                          ......................................................      ---------

                 (c)      average daily Principal Receivables outstanding during
                          the Monthly Period....................................      ---------

                 (d)      Principal Balance of all Ineligible Receivables
                          outstanding on the last day of the Monthly
                          Period................................................      ---------




         2. Discount Percentage (as defined in Section 2.12 of the Pooling and Servicing Agreement)



         3. Principal Receivables (less Discount Option Receivables)...........      ---------

                 (a)      such Principal Receivables as of the last day of the
                          Monthly Period (line 1(a) minus (line 1(a) times line
                          2))...................................................      ---------

                 (b)      such Average Principal Receivables as of the last day of
                          Prior Monthly Period (line 1(b) minus (line 1(b) times
                          line 2))..............................................      ---------

                 (c)      Average Principal Receivables during the Monthly Period
                          (line 1(c) minus (line 1(c) times line 2))............      ---------


B.       INVESTOR INFORMATION

         4. The Average Invested Amount during the Monthly Period.                    ---------


                 (a)      Class A Average Invested Amount during the Monthly
                          Period...................................................   ---------

                 (b)      Class B Average Invested Amount during the Monthly
                          Period...................................................   ---------


                                  C-1-2

         5. Invested Amount on the last day of the prior Monthly Period (line 5(a) plus line 5(b))

                 (a)      Class A Invested Amount on the last day of prior Monthly
                          Period................................................      ---------

                 (b)      Class B Invested Amount on the last day of prior Monthly
                          Period................................................      ---------

         6. Invested Amount Increases made during the Monthly Period (line 6(a) plus line 6(b))

                 (a)      Class A Invested Amount Increases made during the Monthly
                          Period................................................      ---------

                 (b)      Class B Invested Amount Increases made during the Monthly
                          Period................................................      ---------

         7. Invested Amount on the last day of the Monthly Period (line7(a) plus line 7(b))

                 (a)      Class A Invested Amount on the last day of the Monthly
                          Period (line 5(a) plus line 6(a)).....................      ---------

                 (b)      Class B Invested Amount on the last day of the Monthly
                          Period (line 5(b) plus line 6(b)).....................      ---------

C.       DEFAULT INFORMATION

         8. Defaulted Amount for the Monthly Period............................      ---------

         9. Series 1999-One Allocable Defaulted Amount for the Monthly Period
            (line 8 times line 12)..............................................      ---------

        10. Investor Default Amount for the Monthly Period
            (line 9 times line 14)..............................................      ---------

                 (a) Class A Investor Default Amount (line 10 times line 15)....      ---------

                 (b) Class B Investor Default Amount (line 10 times line 16)....      ---------

        11. Investor Default Amount for the prior Monthly Period (line 11(a)
            plus line 11(b) (Prior Month line 10)...............................      ---------

                 (a) Class A Investor Default Amount (Prior Month line 10(a))...      ---------

                 (b) Class B Investor Default Amount (Prior Month line 10(b)....      ---------


                                  C-1-3

D.       INVESTOR PERCENTAGES FOR THE MONTHLY PERIOD

          12.      Series 1999-One Allocation Percentage........................      ---------

          13.      Fixed/Floating Allocation Percentage for the related Monthly
                   Period (during the Revolving period (line 7 divided by (line
                   1(a) plus line 29))).........................................      ---------

          14.      Floating Allocation Percentage for the related Monthly Period
                   (line 7 divided by (line 1(a) plus line 29)).................      ---------

          15.      Class A Floating Percentage (line 7(a) divided by line 7)....      ---------

          16.      Class B Floating Percentage (line 7(b) divided by line 7)....      ---------

          17.      Class A Principal Percentage (line 15).......................      ---------

          18.      Class B Principal Percentage (line 16).......................      ---------


E.      COLLECTIONS INFORMATION FOR THE MONTHLY PERIOD

          19.      (a)      The aggregate amount of Cash Collections for the Monthly
                            Period..............................................      ---------

                   (b)      Compensation paid to Columbus Bank pursuant to Exhibit C
                            in the Affinity Card Agreement......................      ---------

                   (c)      The aggregate amount of Cash Collections for the Monthly
                            Period (line 19(a) plus line 19(b)..................      ---------

          20.      Collections of Interchange, Charge-Off Recoveries, and
                   interest earned on the Special Funding Account for the
                   Monthly Period...............................................      ---------

          21.      Aggregate amount of Collections of Principal Receivables (actual
                   Collections of Principal Receivables without regard to Discount
                   Option Receivables, if any)..................................      ---------

          22.      Collections of Discount Option Receivables (line 21 times line 2)

          23.      Collections of Principal Receivables (line 21 minus
                   line 22).....................................................      ---------

          24.      The aggregate amount of Collections of Finance Charge Receivables
                   (line 19(c) plus line 20 minus line 23)......................      ---------

          25.      The Series 1999-One Allocation Principal Collections (line 23
                   times line 12 times line 13).................................      ---------



                                  C-1-4

          26.      Transferor Percentage Series 1999-One Allocable Principal
                   Collections ((1 minus line 13) times line 25)................      ---------

          27.      The Series 1999-One Allocation Finance Charge Collections
                   (line 24 times line 12 times line 14)........................      ---------

          28.      Transferor Percentage of Series 1999-One Allocable Finance Charge
                   Collections ((1 minus line 14) times line 27)................      ---------

          29.      Special Funding Account balance..............................      ---------

          30.      Required Spread Account Amount...............................      ---------

          31.      Available Spread Account Amount..............................      ---------

          32.      Check: ((line 12 times sum of (line 19(c) plus line 20)) minus line 25 minus line 26 minus line 27 minus line 28 must equal
                   zero)........................................................      ---------


F. WITHDRAWAL INFORMATION FROM THE COLLECTION ACCOUNT RELATING TO COLLECTIONS OF FINANCE CHARGE RECEIVABLES AND REALLOCATED PRINCIPAL COLLECTIONS

                   PURSUANT TO SUBSECTION 4.05(a)(i)

          33.      Servicer Advances made with respect to the Monthly Period....      ---------

          34.      Servicer Advances reimbursed during Monthly Period pursuant to
                   Section 4.05(c)(i)...........................................      ---------

          35.      Unreimbursed Servicer Advances from such Monthly Period (line 33
                   minus line 34)...............................................      ---------

          36.      Unreimbursed Servicer Advances from previous Monthly Periods.      ---------

                   PURSUANT TO SUBSECTION 4.05(a)(ii)

          37.      Class A Monthly Interest and Fees (all such fees calculated on the basis of the actual number of days elapsed divided by 360)...  ---------

                  (a)       CP interest for the Monthly Period..................      ---------

                  (b)       Facility Fee........................................      ---------

                  (c)       Total Carrying Cost for Monthly Period (line 37(a)
                            through 37(b))......................................      ---------
                  (d)       Total unreimbursed Servicer Advances (line 35 plus line
                            36).................................................      ---------


                                  C-1-5


                  (e)       Dealer fees and Interest withdrawn from the Collections
                            Account during the Monthly Period...................      ---------

                  (f)       Total due to Class A Certificateholder (line 37(c) minus
                            line 37(d) minus line 37(e))........................      ---------

          38.      (Reserved)...................................................      ---------

                   PURSUANT TO SUBSECTION 4.05(a)(iii)

          39.      Class A Investor Default Amount for the Monthly Period shall
                   be treated as Available Principal Collections (line 10(a))         ---------

                   PURSUANT TO SUBSECTION 4.05(a)(iv)

          40.      The Monthly Servicing Fee for the Monthly Period (one-twelfth of
                   0.10% times (line 4 minus (line 12 times line 29)))..........      ---------

          41.      Accrued and unpaid Monthly Servicing Fees....................      ---------
                   PURSUANT TO SUBSECTION 4.05(a)(v)

          42.      If the Transferor fails to deposit the amount the Transferor is required to deposit on such Distribution Date into the Special
                   Funding Account pursuant to Section 3.09 of the Agreement, the product of (a) the Class A Floating Percentage, (b) the Series
                   1999-One Allocation Percentage, (c) the Floating Allocation
                   Percentage and (d) the amount the Transferor should have
                   deposited into the Special Funding Account on such Distribution
                   Date shall be treated as a portion of Available Principal
                   Collections..................................................      ---------

                   PURSUANT TO SUBSECTION 4.05(a)(vi)

          43.      If a Pay Out Event has occurred, an amount up to the Class A
                   Invested Amount shall be treated as Available Principal
                   Collections and distributed to the Class A
                   Certificateholders...........................................      ---------

                   PURSUANT TO SUBSECTION 4.05(a)(vii)

          44.      The aggregate Class A Investor Charge-Offs which have not been previously reimbursed shall be treated as a portion of Available
                   Principal Collections (prior month line 81)..................      ---------


                   PURSUANT TO SUBSECTION 4.05(a)(viii)

                                  C-1-6

          45.      On each Distribution Date prior to the date on which the Spread
                   Account terminates pursuant to subsection 4.12(e) of the Series
                   Supplement, an amount up to the excess, if any, of the Required
                   Spread Account Amount over the Available Spread Account Amount
                   shall be deposited into the Spread Account...................      ---------

                   PURSUANT TO SUBSECTION 4.05(a)(ix)

          46.      The Class B Monthly Interest (0 until further notice)........      ---------

          47.      Class B Monthly Interest previously due and unpaid...........      ---------

                   PURSUANT TO SUBSECTION 4.05(a)(x)

          48.      The Class B Investor Default Amount shall be treated as a portion
                   of Available Principal Collections (line 10(b))..............      ---------

                   PURSUANT TO SUBSECTION 4.05(a)(xi)

          49.      If the Transferor fails to deposit the amount the Transferor is required to deposit on such Distribution Date into the Special
                   Funding Account pursuant to Section 3.09 of the Agreement, the product of (a) the Class B Floating Percentage, (b) the Series
                   1999-One Allocation Percentage, (c) the Floating Allocation
                   Percentage and (d) the amount the Transferor should have
                   deposited into the Special Funding Account on such Distribution
                   Date shall be treated as a portion of Available Principal
                   Collections..................................................      ---------

                   PURSUANT TO SUBSECTION 4.05(a)(xii)

          50.      The aggregate amount by which the Class B Invested Amount has been reduced pursuant to clauses (d), (e) and (f) of the
                   definition of "Class B Invested Amount" in Section 2.01 of the
                   Series Supplement shall be treated as a portion of Available
                   Principal Collections........................................      ---------

                   PURSUANT TO SUBSECTION 4.05(a)(xiii)

          51.      Amount constituting Excess Spread to be allocated and
                   distributed or deposited as set forth in Section 4.07 of the
                   Series Supplement (line 27 minus ((line 37(c)) plus (lines
                   38-50))......................................................      ---------

          52.      Amount on line 51 allocated per Section 4.07 to other Series.      ---------



                                  C-1-7


          53.      Amount on line 51 allocated per Section 4.07 to Transferor (line
                   51 minus line 52)............................................      ---------

G.       WITHDRAWAL INFORMATION FROM THE COLLECTION ACCOUNT RELATING TO
         COLLECTIONS OF PRINCIPAL RECEIVABLES

          54.      Investor portion of Collections of Principal Receivables (line 25
                   minus line 26)...............................................      ---------

          55.      Investor portion of Collections of Finance Charge Receivables
                   recharacterized as Collections of Principal Receivables......      ---------


                   (a)   Class A Investor Default Amount for the preceding
                         Monthly Period shall be treated as Available Principal
                         Collections (line 39) .................................      ---------

                   (b)   If the Transferor fails to deposit the amount the
                         Transferor is required to deposit on such Distribution
                         Date into the Special Funding Account pursuant to
                         Section 3.09 of the Agreement, the product of (a) the
                         Class A Floating Percentage (b) the amount the
                         Transferor should have deposited into the Special
                         Funding Account on such Distribution Date shall be
                         treated as a portion of Available Principal Collections
                         (line 42) .............................................      ---------

                   (c)   If a Pay-Out Event has occurred, an amount up to the
                         Class A Invested Amount shall be treated as Available
                         Principal Collections and distributed to the Class A
                         Certificateholders (line 43)...........................      ---------

                   (d)   The aggregate Class A Investor Charge-Offs which have
                         not been previously reimbursed shall be treated as a
                         portion of Available Principal Collections (line 44)...      ---------

                   (e)   The Class B Investor Default Amount shall be treated as
                         a portion of Available Principal Collections (line 48).      ---------

                   (f)   If the Transferor fails to deposit the amount the
                         Transferor is required to deposit on such Distribution
                         Date into the Special Funding Account pursuant to
                         Section 3.09 of the Agreement, the product of (a) the
                         Class B Floating Percentage, and (b) the amount the
                         Transferor should have deposited into the Special
                         Funding Account on such Distribution Date shall be
                         treated as a portion of Available Principal Collections
                         (line 49) .............................................      ---------



                                  C-1-8


                   (g)   The aggregate amount by which the Class B Invested
                         Amount has been reduced pursuant to clauses (d), (e)
                         and (f) of the definition of "Class B Invested Amount"
                         in Section 2.01 of the Series Supplement shall be
                         treated as a portion of Available Principal Collections
                         (line 50) .............................................      ---------

          56.      Aggregate amount of Collections of Finance Charge Receivables recharacterized as Collections of Principal Receivables (sum of
                   line 55(a) through 55(g))....................................      ---------

          57.      Reallocated Principal Collections pursuant to Section 4.08...      ---------

          58.      Amounts deposited into Spread Account pursuant to Subsection
                   4.01(b)(ii)..................................................      ---------

          59.      Amounts deposited into Spread Account pursuant to Subsections
                   4.01(c)(ii)(w) and (c)(ii)(x)................................      ---------

          60.      Shared Principal Collections allocated to Series 1999-One....      ---------

          61.      Total Collections of Principal Receivables deposited in the
                   Collection Account (net of the amount allocable to the
                   Transferor pursuant to line 26) (line 54 plus line 56 minus
                   line 57 minus line 58 minus line 59 plus line 60)............      ---------



          If Revolving Period, the amount specified in line 61 shall be allocated as follows:


                   PURSUANT TO SUBSECTION 4.05(b)(i)

          62.      The excess, if any, of the Class B Invested Amount over the
                   Required Subordinate Amount..................................      ---------

                   PURSUANT TO SUBSECTION 4.05(b)(ii)

          63.      Amount to be treated as Shared Principal Collections.........      ---------

          64.      Amount to be treated as reinvestment of Collections of Principal
                   Receivables (line 61 minus line 62 minus line 63)............      ---------


                                  C-1-9

H.       INSTRUCTIONS TO MAKE CERTAIN PAYMENTS (FUNDS MOVEMENT ANALYSIS)

Pursuant to Section 5.01 of the Series Supplement, the Servicer does hereby instruct the Trustees to pay in accordance with Section 5.01 from amounts held by the Paying Agent, on the Distribution Date according to the Series Supplement, the following amounts as set forth below:

          65.      Total Collections (line 25 plus line 27).....................      ---------

          66.      Permitted withdrawals made from the Collection Account during the
                   Monthly Period (sum of lines 66(a) through 66(d).............      ---------

                   (a)    Amounts withdrawn pursuant to line 34.................      ---------

                   (b)    Amounts withdrawn pursuant to line 37(e)..............      ---------

                   (c)    Amounts in respect of Collections of Principal withdrawn
                          prior to Distribution Date............................      ---------

                   (d)    Amounts in respect of collections of Finance Charge
                          Receivables withdrawn prior to Distribution Date......      ---------

          67.      Net Collections (line 65 minus line 66)......................      ---------

          68.      PAY TO SERVICER..............................................      ---------

                   (a)    Payment of sum of (line "________________________")...      ---------

          69.      PAY TO CLASS B CERTIFICATEHOLDERS

                   (a)    Payment of the sum of (line "_____________________")..      ---------

          70.      PAY TO SPREAD ACCOUNT

                   (a)    Deposit the amounts specified in line "___________" ..      ---------

          71.      PAY TO CLASS A CERTIFICATEHOLDERS

                   (a)    Payment to Deal Agent:  line "____________________" ..      ---------

          72.      PAY TO TRANSFEROR

                   Payment of line "____________________________"...............      ---------

          73.      Check:  Sum of lines "_______________________________".......      ---------




                                  C-1-10

I.       ACCRUED AND UNPAID AMOUNTS

After giving effect to the withdrawals and transfers to be made in accordance with this notice, the following amount will be accrued and unpaid with respect to all Monthly Periods preceding the current calendar month:

          74.      The aggregate amount of all unreimbursed Class A Investor
                   Charge-Offs..................................................      ---------

          75.      The aggregate amount by which the "Class B Invested Amount" has been reduced pursuant to clauses (c), (d), (e) and (f) of the
                   definition thereof...........................................      ---------

          76.      Previously due and unpaid Class A Monthly Interest...........      ---------

          77.      Previously due and unpaid Servicing fees.....................      ---------



J.       MANAGEMENT REPORTING DATA

          78.      Number of re-aged accounts and receivables for the
                   related Monthly Period.......................................      ---------

          79.      Dollar amount of re-aged accounts and receivables
                   for the related Monthly Period ..............................      ---------

          80.      Losses by fraud .............................................      ---------

          81.      Total losses by non-fraud ...................................      ---------

          82.      Non-fraud losses by bankruptcy ..............................      ---------

          83.      Non-fraud losses by non-bankruptcy ..........................      ---------

          84.      Total number of accounts ....................................      ---------

          85.      End of month delinquencies

                   (a)    31 - 60 days delinquent ..............................      ---------

                   (b)    61 - 90 days delinquent ..............................      ---------

                   (c)    90+ days delinquent ..................................      ---------

                   (d)    (Total 30+ days delinquent) (line 85(a)
                          through line 85(c)) ..................................      ---------

                   (e)    Prior month delinquency ratio (Previous
                          month line 85(d)) ....................................      ---------


                                  C-1-11

                   (f)    Delinquency Ratio 2 months ago (Previous
                          month line 85 (e)) ...................................      ---------

                   (g)    3 month Delinquency Ratio average ....................      ---------

          86.      Net Portfolio Yield (((line "_________")) ...................      ---------

          87.      Base Rate (((line 37 (g) plus line 40) divided by
                   line 4 (a)) times 12) .......................................      ---------

          88.      Net Yield (line 95 minus line 96) ...........................      ---------

          89.      Prior Monthly Period Net Yield (prior month line
                   "_____________") ............................................      ---------

          90.      Average Net Yield for the most recent three month period ....      ---------



          91.            FICO Score Distribution:
                   FICO Risk Score     Receivables     Subordination      Total


                             Range*                                  Percentage
                   *[material omitted]                                 *[material omitted]
                   *[material omitted]                                 *[material omitted]
                   *[material omitted]                                 *[material omitted]
                   *[material omitted]                                 *[material omitted]
                             Total


                     *FICO Risk Score at the time of initial booking of account.

          92.        Calculated Subordination Percentage total (line
                     "_________________").......................................      ---------

          93.        Aggregate Subordination Percentage (the greater of line "_______"
                     or *[material omitted])....................................      ---------

          94.        Current Month Class A Invested Amount times the Aggregate
                     Subordination Percentage ("_______________________").......      ---------

          95.        CompuCredit Shareholder's Equity is greater than the required
                     amount.....................................................      ---------

          96.        CompuCredit's Ratio of Shareholder's Equity to total managed
                     assets is 8% or greater....................................      ---------

          97.        Description of servicing currently provided by CB&T versus
                     in-house ..................................................      ---------


-------------
* Deleted per the Registrant's request for confidential treatment and filed separately with the Commission pursuant to Rule 406 under the Securities Act of 1933.


                                  C-1-12


                              In-House                           CB&T
                      Credit Analysis                    Application fulfillment

                      Risk Management                    Customer Service

                      Collections                        Fraud Investigation

                      Marketing and Solicitation         Payment Processing

                      Application Processing             Statement Generation

                                                         Transaction Processing

                                                         Account Reporting




IN WITNESS WHEREOF, the undersigned has duly executed this Certificate on __/__/99.


                                                     COMPUCREDIT CORPORATION,


                                                     By:
                                                        ------------------------
                                                     Ashley Johnson
                                                     Controller






                                  C-1-13

                                                                    EXHIBIT C-2

                             FORM OF RELEASE REPORT

                  I, [Name of Officer], the undersigned [Title of Officer] of CompuCredit Funding Corp., a Nevada corporation, pursuant to Section 4.01 of the Series Supplement dated January __, 1999 (the "SERIES SUPPLEMENT"), by and among the Transferor, CompuCredit Corporation, a Georgia corporation, as servicer (in such capacity, the "SERVICER"), and Bankers Trust Company as Trustee (the "Trustee"), hereby certify that as of _______________, 19___:


               Total Principal Receivables in Trust                  $
               Total Special Funding Account Balance                 $
               Trust Adjusted Invested Amount                        $
               Required Transfer Amount                              $
               Line 1 plus Line 2 minus Line 3 minus                 [YES]
                                               Line 4
                                               is not
                                               less than
                                               zero
               No Payout Event has occurred                          [YES]

               The date specified in Clause (a) or (b) of the        [YES]
                                                Definition
                                                of
                                                Termination
                                                Date
                                                have
                                                not
                                                occurred.

               Amount on deposit in the Spread Account               $
               Required Spread Account Amount                        $
               Amount to be withdrawn                                $

                  Capitalized terms used and not otherwise defined herein shall have the meaning assigned to such terms in the Series Supplement, the Pooling and Servicing Agreement, dated as of August 29, 1997, by and among the Transferor, the Servicer and the Trustee.

                  IN WITNESS WHEREOF, I have duly executed and delivered this Weekly Servicer Report on this day of , 199 .

                                         COMPUCREDIT FUNDING CORP.,
                                         as Transferor


                                         By:
                                            ---------------------------------
                                            Name:
                                            Title:

                                                                       EXHIBIT D

                 FORM OF CLASS B INVESTED AMOUNT INCREASE NOTICE

                  I, [Name of Officer], the undersigned [Title of Officer] of CompuCredit Funding Corp., a Georgia corporation, pursuant to Section 4.13(b) of the Series Supplement dated August 29, 1997 (the "SERIES SUPPLEMENT"), by and among the Transferor, CompuCredit Corporation, a Georgia corporation, as servicer (in such capacity, the "SERVICER"), and Bankers Trust Company as Trustee (the "Trustee"), hereby certify that:

          (1)    The Class B Invested Amount as of the Business Day immediately   $__________
                 preceding the date hereof....................................

          (2)    The total amount of the Class B Invested Amount Increase         $__________
                 requested by the Transferor..................................

          (3)    The Class B Invested Amount after giving effect to the Class B   $__________
                 Invested Amount Increase (line 1 PLUS line 2)................

          (4)    The Transferor Amount after giving effect to the Class B         $__________
                 Invested Amount Increase, each as of the Business Day
                 immediately preceding the date hereof

          (5)    The Transferor Amount is not less than the Required Transferor   [YES]
                 Amount.......................................................

          (6)    The product of the Transferor Amount and the Series 1997-One     [Yes]
                 Allocation Percentage minus the Series Required Transferor
                 Amount is not less than zero.................................


                  Capitalized terms used and not otherwise defined herein shall have the meaning assigned to such terms in the Series Supplement, the Pooling and Servicing Agreement, dated as of August 29, 1997, by and among the Transferor, the Servicer and the Trustee.

                  IN WITNESS WHEREOF, I have duly executed and delivered this Class B Investment Amount Increase Notice on this day of _____________, 199___.

                                     COMPUCREDIT FUNDING CORP.,
                                     as Transferor


                                     By:
                                        ---------------------------------
                                     Name:
                                     Title:

                                                                       Exhibit E


         EXECUTION COPY



                                INVESTMENT LETTER

                                                                January 12, 1999

CompuCredit Funding Corporation

Bankers Trust Company, as Trustee

                       Re: PURCHASE OF CLASS A CERTIFICATE

Ladies and Gentlemen:

                  This letter (the "Investment Letter") is delivered by Variable Funding Capital Corporation ("VFCC") and First Union National Bank (the "Bank" or the "Investor" and, together with VFCC, the "Purchasers") pursuant to Section
9.04 of the Series 1999-One Supplement, dated as of January 12, 1999 relating to the CompuCredit Credit Card Master Trust (the "Series Supplement"). Capitalized terms used herein without definition shall have the meanings set forth in the Series 1999-One Supplement or in the Certificate Purchase Agreement (as defined therein). Each of the Purchasers represents to the Transferor as follows:

         i) it is authorized to enter into the Certificate Purchase Agreement and to perform its obligations thereunder and to consummate the transactions contemplated thereby;

         ii) it has knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Class A Certificate and it is able to bear the economic risk of such investment;

         iii) it has reviewed the Pooling and Servicing Agreement and the Series Supplement (including the schedule and exhibits thereto) and has had the opportunity to perform due diligence with respect thereto and to ask questions of and receive answers from the Transferor and its representatives concerning the Transferor, the Trust and the Class A Certificate;

         iv) neither VFCC nor the Bank is acquiring the Class A Certificate as an agent or otherwise for any other person. VFCC is a Delaware corporation and the Bank is a national banking association with its principal office in Charlotte, North Carolina;

         v) each of VFCC, the Bank, as Liquidity Agent, First Union Capital Markets, as Deal Agent (together with the Bank, the "Agents"), and the Bank is an "accredited investor" as defined in Rule 501, promulgated by the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended. VFCC, the Agents and the Bank understand that the offering and sale of the Class A Certificate have not been and will not be registered under the Securities Act of 1933, as amended, and have not and will not be registered or qualified under any applicable "blue sky" law, and that the offering and sale of the Class A

Certificate have not been reviewed by, passed on or submitted to any federal or state agency or commission, securities exchange or other regulatory body;

         vi) VFCC and the Bank are acquiring or will acquire the Class A Certificate without a view to any distribution, resale or other transfer thereof. VFCC, the Agents and the Bank will not resell or otherwise transfer the Class A Certificate or any portion thereof, (A) without a letter from the buyer or transferee thereof in substantially the form hereof and (B) other than (i) pursuant to an effective registration statement under the Securities Act of 1933, as amended; (ii) in a transaction exempt from the registration requirements of the Securities Act of 1933, as amended, and applicable state securities or "blue sky" laws; (iii) to the Transferor or any affiliate of the Transferor; (iv) to a person who VFCC and the Agents or the Bank reasonably believes is a qualified institutional buyer (within the meaning thereof in Rule 144A under the Securities Act of 1933, as amended) that is aware that the resale or other transfer is being made in reliance upon Rule 144A; or (v) pursuant to Regulation S under the Securities Act of 1933, as amended.

         vii) VFCC, the Agents and the Bank understand that the Class A Certificate will bear a legend to substantially the following effect:

         THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), IN RELIANCE UPON EXEMPTIONS PROVIDED BY THE SECURITIES ACT. NO RESALE OR OTHER TRANSFER OF THIS CERTIFICATE MAY BE MADE EXCEPT IN COMPLIANCE WITH THE REGISTRATION PROVISION OF THE SECURITIES ACT AND ANY APPLICABLE PROVISION UNDER STATE BLUE SKY OR SECURITIES LAWS OR PURSUANT TO AN AVAILABLE EXEMPTION FROM SUCH PROVISION. THE TRANSFER OF THIS CERTIFICATE IS SUBJECT TO CERTAIN CONDITIONS SET FORTH IN THE POOLING AND SERVICING AGREEMENT AND SERIES SUPPLEMENT REFERRED TO HEREIN.

         NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE ACQUIRED BY (A) AN EMPLOYEE BENEFIT PLAN (AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT SECURITY ACT OF 1974, AS AMENDED ("ERISA") THAT IS SUBJECT TO THE PROVISIONS OF TITLE 1 OF ERISA, (B) A PLAN DESCRIBED IN SECTION 4975(E)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, OR (C) ANY ENTITY WHOSE UNDERLYING ASSETS INCLUDE PLAN ASSETS BY REASON OF A PLAN IS INVESTMENT IN THE ENTITY (EACH A "BENEFIT PLAN"). BY ACCEPTING AND HOLDING THIS CERTIFICATE OR ANY INTEREST HEREIN, THE HOLDER HEREOF OR ANY OWNER OF AN INTEREST HEREIN SHALL BE DEEMED TO HAVE REPRESENTED AND WARRANTED THAT IT IS NOT A BENEFIT PLAN.

         viii) this Investment Letter has been duly authorized, executed and delivered and constitutes the legal, valid and binding obligations of VFCC, the Agents and the Bank, enforceable against VFCC, the Agents and the Bank in accordance with its terms, except as such enforceability may be limited by receivership, conservatorship, bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and general principles of equity;

         ix) each of VFCC, the Agents and the Bank represents and warrants that it is not (i) an employee benefit plan as defined in Section 3(3) or ERISA) that is subject to the provisions of Title I of ERISA, (ii) a plan described in
Section 4975(e)(1) of the Internal Revenue Code, or (iii) an entity whose underlying assets include plan assets by reason of a plan's investment in such entity;

         x) each of the Purchasers represents, warrants and covenants that it has not and will not acquire, and shall not sell, trade or transfer any interest in the Class A Certificates to be marketed on or through either (i) an "established securities market" within the meaning of Section 7704(b)(1) of the Internal Revenue Code of 1986, as amended (the "Code") (including an interdealer quotation system that regularly disseminates firm buy or sell quotations by identified brokers or dealers by electronic means or otherwise) or (ii) a "secondary market" (or the substantial equivalent thereto) within the meaning of Code Section 7704(b)(2) (including a market wherein interests in the Class A Certificate are regularly quoted by any person making a market in such interests and a market wherein any person regularly makes available bid or offer quotes with respect to interests in the Class A Certificates and stands ready to effect buy or sell transactions at the quoted prices for itself or on behalf of others).

         xi) unless the Transferor consents otherwise, each of the Purchasers represents, warrants and covenants that it (i) is properly classified as, and will remain classified as, a "corporation" as described in Code section 7701(a)(3) and (ii) is not, and will not become, an "S corporation" under Code section 1361. Each of the Purchasers represents, warrants and covenants that it shall (i) cause each of its Participants otherwise permitted hereunder to make representations, warranties and covenants as required by Section 9.04 of the Series Supplement for the benefit of the Transferor and the Trust at the time such Participant became a Participant and (ii) forward a copy of such representations, warranties and covenants to the Trustee. In the event of any breach of the representation, warranty and covenant of either Purchaser or its Participant that such Purchaser or its Participant shall remain classified as a corporation other than an S corporation, such Purchaser shall notify the Transferor promptly upon such Purchaser's becoming aware of such breach, and thereupon such Purchaser hereby agrees to use reasonable efforts to procure a replacement investor to succeed to its rights and obligations hereunder. In any event, the transferor shall also have a right to procure a replacement investor. Each affected Purchaser hereby agrees to take all actions necessary to permit a replacement investor to succeed to its rights and obligations hereunder. Each Purchaser that has a Participant that has breached its representation, warranty and covenant that it shall remain classified as a corporation other than an S corporation hereby agrees (without limiting the right of the Transferor to procure a replacement investor for such Purchaser as provided above in this paragraph) to notify the Transferor of such breach promptly upon such Purchaser's becoming aware thereof and to use reasonable efforts to procure a replacement Participant, as applicable, not so affected which is acceptable to the Transferor to replace any such Participant.

         The Transferor hereby consents to the transfer of the Class A Certificate by the Purchaser to the Bank.

                                 Very truly yours,



                                 VARIABLE FUNDING CAPITAL CORPORATION
                                   as Purchaser


                                 By:
                                    ------------------------------
                                 Name:
                                 Title:



                                 FIRST UNION CAPITAL MARKETS,
                                   a division of Wheat First Securities, Inc.,
                                      as Deal Agent


                                 By:
                                    ------------------------------
                                 Name:
                                 Title:


                                 FIRST UNION NATIONAL BANK,
                                    as Liquidity Agent and Purchaser


                                 By:
                                    ------------------------------
                                 Name:
                                 Title:


AGREED TO AS OF THE DATE FIRST ABOVE WRITTEN:

COMPUCREDIT FUNDING CORP.,
     as Transferor



By:
   ----------------------------
   Name:
   Title: